                                                                   EXHIBIT 10.19

       =================================================================

                             DMG OREGON ALC, INC.,


                                  as Grantor


                                      to


                             CHICAGO TITLE COMPANY

                                  as Trustee
                              for the benefit of


                    TRANSATLANTIC CAPITAL COMPANY, L.L.C.,

                                as Beneficiary


                           _________________________


                     DEED OF TRUST AND SECURITY AGREEMENT


                           _________________________

                              Date: July 10, 1998
                         Effective as of July 16, 1998

                  PREPARED BY AND UPON RECORDATION RETURN TO:

                         Cadwalader, Wickersham & Taft
                                100 Maiden Lane
                           New York, New York 10038

                       Attention: Robert McDonough, Esq.

       =================================================================

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
INDEX OF DEFINITIONS....................................................  iv

PART I

ARTICLE I. TAXES AND UTILITIES..........................................   5
  1.1.  Payment of Taxes................................................   5
  1.2.  Tax and Insurance Impound Account...............................   6
  1.3.  Payment of Utilities, Assessments, Charges, Etc.................   6
  1.4.  Additional Taxes................................................   6

ARTICLE II.  INSURANCE..................................................   7
  2.1.  Insurance.......................................................   7

ARTICLE III.  CASUALTY AND CONDEMNATION.................................  10
  3.1.  Casualty and Condemnation.......................................  10

ARTICLE IV.  ENVIRONMENTAL MATTERS......................................  13
  4.1.  Hazardous Waste and Other Substances............................  13

ARTICLE V.  RESERVES....................................................  16
  5.1   Payment Reserve.................................................  16
  5.2   Replacement Reserve.............................................  17
  5.3   Intentionally Deleted...........................................  18
  5.4   Intentionally Deleted...........................................  18
  5.5   Reserves Generally; Security Interest...........................  18

ARTICLE VI.  RENTS; LEASES; ALIENATION..................................  20
  6.1.  Rents and Profits...............................................  20
  6.2.  Leases..........................................................  20
  6.3.  Alienation and Further Encumbrances.............................  22
  6.4.  Easements and Rights-of-Way.....................................  24
  6.5.  Partial Release of Mortgaged Property...........................  24

ARTICLE VII.  PROPERTY MANAGEMENT.......................................  25
  7.1.  Management......................................................  25

ARTICLE VIII.  INDEMNIFICATION..........................................  26
  8.1.  Indemnification; Subrogation....................................  26

ARTICLE IX.  REPORTING..................................................  27
  9.1.  Access Privileges and Inspections...............................  27
  9.2.  Financial Statements and Books and Records......................  28

ARTICLE X.  WARRANTIES AND COVENANTS....................................  29
  10.1. Warranties of Grantor...........................................  29
  10.2. Waste; Alteration of Improvements...............................  32

  10.3. Zoning.......................................................... 32
  10.4. Covenants with Respect to Indebtedness, Operations, Fundamental
        Changes of Grantor.............................................. 33
  10.5. Accounts Receivable Financing................................... 35

ARTICLE XI.  FURTHER ASSURANCES......................................... 37
  11.1. Defense of Title................................................ 37
  11.2. Performance of Obligations...................................... 38
  11.3. Construction Liens.............................................. 38
  11.4. Further Documentation........................................... 38
  11.5. Payment of Costs; Beneficiary's Right to Cure................... 39
  11.6. Compliance with Laws............................................ 40
  11.7. Attorney-in-Fact Provisions..................................... 40

ARTICLE XII.  PAYMENT; DEFEASANCE; PREPAYMENT........................... 41
  12.1. Payment of the Notes............................................ 41
  12.2. Computation of Interest......................................... 41
  12.3. Application of Payments......................................... 41
  12.4. Prepayment...................................................... 41
  12.5. Defeasance...................................................... 42
  12.6. Optional Prepayment Date Provisions............................. 45

ARTICLE XIII.  SECURITY PROVISIONS...................................... 45
  13.1. Security Interest............................................... 45
  13.2. Security Agreement.............................................. 46
  13.3. Secured Indebtedness............................................ 47

ARTICLE XIV.  DEFAULT................................................... 47
  14.1. Events of Default............................................... 47

ARTICLE XV.  REMEDIES................................................... 49
  15.1. Remedies Available.............................................. 49
  15.2. Application of Proceeds......................................... 53
  15.3. Right and Authority of Receiver or Beneficiary in the Event of
        Default; Power of Attorney...................................... 53
  15.4. Occupancy After Foreclosure..................................... 55
  15.5. Notice to Account Debtors....................................... 55
  15.6. Cumulative Remedies............................................. 55
  15.7. Payment of Expenses............................................. 55
  15.8. Grantor's Waivers............................................... 55
  15.9. Submission to Jurisdiction; Waiver of Jury Trial................ 56

ARTICLE XVI.  MISCELLANEOUS TERMS AND CONDITIONS........................ 57
  16.1. Time of Essence................................................. 57
  16.2. Release of Deed of Trust........................................ 57
  16.3. Notices......................................................... 57
  16.4. Successors and Assigns; Joint and Several Liability............. 58
  16.5. Severability.................................................... 58
  16.7. Gender.......................................................... 58
  16.7. Waiver; Discontinuance of Proceedings........................... 58
  16.8. Section Headings................................................ 59
  16.9. Governing Law................................................... 59

  16.10. Counting of Days............................................... 59
  16.11. Relationship of the Parties.................................... 59
  16.12. Unsecured Portion of Indebtedness.............................. 59
  16.13. Cross Default.................................................. 59
  16.14. Inconsistency with Other Loan Documents........................ 59
  16.15. No Merger...................................................... 60
  16.16. Rights With Respect to Junior Encumbrances..................... 60
  16.17. Beneficiary May File Proofs of Claim........................... 60
  16.18. Fixture Filing................................................. 60
  16.19. Counterparts................................................... 60
  16.20. Recording and Filing........................................... 60
  16.21. Entire Agreement and Modifications............................. 61
  16.22. Maximum Interest............................................... 61
  16.23. Certain Matters Relating to Mortgaged Property Located in the
         State of Oregon................................................ 61

ARTICLE XVII.  CONCERNING THE TRUSTEE................................... 62
   17.1. Certain Rights................................................. 62
   17.2. Retention of Money............................................. 63
   17.3. Successor Trustees............................................. 63
   17.4. Perfection of Appointment...................................... 63
   17.5. Succession Instruments......................................... 63
   17.6. No Representation by Trustee or Beneficiary.................... 64

                             INDEX OF DEFINITIONS

"Accrued Interest" - Section 12.6. (h)
 ----------------

"Assignment" - Section 6.1.
 ----------

"Buyer" - Section 6.3. (a) (ii)
 ------

"CERCLA" - Section 4.1. (a)
 -------

["Code" - Section 12.5]
  ----
"Collateral" - Section 13.1.

"Contracts" - Paragraph (i) of the granting clause
 ---------

"Debt" - Paragraph (d) of the securing clause
 ----

"Default" - Section 1.2.
 -------

"Default Interest Rate" - As defined in the Note
 ---------------------

"Defeasance Collateral" - Section 12.5.
 ---------------------

"Defeasance Security Agreement" - Section 12.5.
- ------------------------------

"Engineering Report" - Section 10.1.
 ------------------

"Environmental Indemnity Agreement" - Section 4.1.
 ---------------------------------

"Environmental Laws" - Section 4.1. (a)
 ------------------

"Equipment" - Paragraph (g) of the granting clause
 ---------

"Event of Default" - Section 14.1.
 ----------------

"General Intangibles" - Paragraph (k) of the granting clause
 -------------------

"Hazardous Substances" - Section 4.1. (a)
 --------------------

"Impound Account" - Section 1.2.
 ---------------

"Improvements" - Paragraph (b) of the granting clause
 ------------

"Indemnitor" - Section 10.1. (b)
 ----------

"Interest" - Section 16.22.
 --------

"Lead Based Paint" - Section 4.1.
 ----------------

"Lead Based Paint Report" - Section 4.1.
 -----------------------

"Lease; Leases" - Paragraph (h) of the granting clause
 -------------

"Licenses" - Section 10.1. (f)
 --------

"Loan Documents" - Paragraph (b) of the securing clause & Section 6.5
 --------------

"Monthly Payment" - As defined in the Note
 ---------------

"Mortgaged Property" - First paragraph of the granting clause
 ------------------

"Note" - Paragraph (a) of the securing clause
 ----

"Optional Prepayment Date" - Section 12.6. (a)
 ------------------------

"O&M" - Section 4.1 (j)
 ---

"Payment Dates" - As defined in the Note
 -------------

"Payment Reserve" - Section 5.1. (a)
 ---------------

"Permitted Encumbrances" - Section 10.1. (a)
 ----------------------

"Permitted Materials" - Section 4.1. (a)
 -------------------

"Premises" - Paragraph (a) of the granting clause
 --------

"Release Date" - Section 12.5.
 ------------

"REMIC" - Section 12.5.
 -----

"Rent Roll" - Section 10.1. (t)
 ---------

"Rents and Profits" - Paragraph (h) of the granting clause
 -----------------

"Replacement Reserve" - Section 5.2. (a)
 -------------------

"Replacements" - Section 5.2. (a)
 ------------

"Reserves" - Section 5.5.
 --------

"Rollover Expenses" - Section 5.4.
 -----------------

"Rollover Reserve" - Section 5.4.
 ----------------

"Sale" - Section 6.3. (a)
 ----

"Stub Interest" - As defined in the Note
 -------------

"Tenant; Tenants" - Paragraph (h) of the granting clause
 ---------------

"Tenant Improvements" - Section 5.4.
 -------------------

"UCC" - Paragraph (g) of the granting clause
 ---

                     DEED OF TRUST AND SECURITY AGREEMENT
                     ------------------------------------

          THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") is
                                                           -------------
dated as of July 10, 1998 and is given by DMG OREGON ALC, INC., a Nevada corporation, as Grantor ("Grantor"), whose address is 9955 S.E. Washington,
                          -------
Suite 303, Portland, Oregon 97216 to CHICAGO TITLE COMPANY, a Delaware corporation whose address is 888 S.W. Fifth Avenue, Suite 930, Portland, Oregon 97204, as Trustee ("Trustee") for the benefit of TRANSATLANTIC CAPITAL COMPANY,
                    -------
L.L.C., a Delaware limited liability company, as Beneficiary ("Beneficiary"),
                                                               -----------
whose address is 31 West 52nd Street, 10th Floor, New York, New York 10019.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          In order to secure:

          (a) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, amendments, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note")
                                                                          ----
of even date with this Deed of Trust, made by Grantor payable to the order of Beneficiary in the principal face amount of SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($6,600,000), together with interest as therein provided;

          (b) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the Debt (the Note, this Deed of Trust, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other
                                 --------------
sums herein or therein covenanted to be paid;

          (c) Any and all additional advances made by Beneficiary to protect or preserve the Mortgaged Property or the lien or security interest created hereby on the Mortgaged Property, or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Mortgaged Property at the time of such advances); and

          (d) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Beneficiary, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due.

          (All of the sums and covenants referred to in Paragraphs (A) through
                                                        ----------------------
(D) above are herein referred to as the "Debt");
- ---                                      ----

          And in consideration of the Debt and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby irrevocably mortgages, grants, bargains, sells, conveys, transfers, pledges, sets over and assigns to Beneficiary and Trustee,

WITH POWER OF SALE, and creates a security interest in, all of Grantor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired by Grantor (collectively, the "Mortgaged Property"):
                    ------------------

          (a) All that certain real property situated in the Counties of Jackson, Curry, and Clatsop, State of Oregon, more particularly described in Exhibit A attached hereto (the "Premises"), together with all of the easements,
- ---------                       --------
rights and appurtenances now or hereafter in any way appertaining thereto, either at law or in equity, whether now owned or hereafter acquired by Grantor;

          (b) All structures, buildings and improvements of every kind and description now or at any time hereafter located on the Premises (the "Improvements");
 ------------

          (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Premises or under or above the same or any part thereof, and all estates, rights, interests and appurtenances, reversions and remainders whatsoever, in any way belonging or appertaining to the Mortgaged Property or any part thereof, whether now owned or hereafter acquired by Grantor;

          (d) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Premises or the Improvements, or any part thereof, whether now existing or hereafter created or acquired by Grantor;

          (e) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Premises;

          (f) All building materials, supplies and equipment now or hereafter placed on the Premises or in the Improvements;

          (g) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, bedding and linens and all appliances, communication, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and sprinkler and fire and theft protection equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Premises or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements except to the extent any of the same constitute fixtures) (collectively, the "Equipment"). To the extent any portion
                                         ---------
of the Equipment is not deemed real property or Fixtures under applicable law, it shall be deemed to be personal property, and this Deed of Trust shall be deemed to constitute a security agreement for the purposes of creating a security interest therein in favor of Lender under the Uniform Commercial Code of the state in which the Premises are located (the "UCC");
                           ---

          (h) All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and residency and occupancy agreements of all or any part of the Premises or the Improvements (each, a "Lease" and collectively,
                                                       -----
"Leases"), whether written or oral, now or hereafter entered into and all rents,
 ------
royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents and Profits") of the Premises or the
                             -----------------
Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or any of the General Intangibles and all cash or securities deposited to secure performance by the tenants, lessees or licensees (each, a "Tenant" and collectively, "Tenants"), as applicable, of their obligations under
- -------                     -------
any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 6.1 hereinbelow;
                                        -----------

          (i) All contracts and agreements now or hereafter entered into covering any part of the Premises or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including,
 ---------
without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Premises or the Improvements (including all architectural renderings, models, specifications, plans, drawings, surveys, tests, reports, data, bonds and governmental approvals) or to the management or operation of any part of the Premises or the Improvements;

          (j) All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, Health Care Operating Licenses (to the extent that it may be lawfully mortgaged), certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Premises or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Premises or the Improvements;

          (k) All present and future funds, accounts, instruments, accounts receivable, documents, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Premises or the Improvements, all names by which the Premises or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Premises or the Improvements) (collectively, the "General Intangibles"), but not including any
                                  -------------------
Accounts Receivable;

          (l) All insurance policies or binders now or hereafter relating to the Mortgaged Property, including any unearned premiums thereon;

          (m) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to this Deed of Trust or any other of the Loan Documents, including, without limitation, all funds now or hereafter on deposit in the Impound Account, the Payment Reserve, and the Replacement Reserve and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Premises or the Improvements;

          (n) All present and future monetary deposits given by Grantor to any public or private utility with respect to utility services furnished to any part of the Premises or the Improvements, to the extent Grantor is entitled to returns thereof;

          (o) To the extent that same may be lawfully mortgaged, all rights to receive payments owing to Grantor arising out of the rendition of services at or from the Premises to individuals by Grantor, including all rights to reimbursement under any agreements with, and payments from, any Insurer or Governmental Entity, together with all accounts and general intangibles related thereto, all rights and remedies, claims, guaranties, security interests and liens in respect of the foregoing, all books, records and other property evidencing or related to the foregoing and all proceeds of the foregoing, but not including Rents and Profits (the "Accounts Receivable"). As used herein, "Insurer" means any entity which in the ordinary course of its business or activities agrees to pay for Healthcare goods and services received by individuals, including commercial insurance companies, non-profit insurance companies (such as Blue Cross and Blue Shield entities), employers or unions which self-insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations and insurance companies issuing health, personal injury, workers' compensation or other types of insurance. As used herein, "Governmental Entity" means the United States of America, any state, any political subdivision of a state and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Payments from Governmental Entities shall be deemed to include payments governed under the Social Security Act (42 U.S.C. 1395, et. seq.), including payments under Medicare and Medicaid, and payments administered or regulated by the Health Care Financing Administration;

          (p) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

          (q) All other or greater rights and interests of every nature in the Premises and the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

          TO HAVE AND TO HOLD the Mortgaged Property unto Beneficiary and Trustee, their respective successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Mortgaged

Property, subject only to the Permitted Encumbrances, to Beneficiary and Trustee against every person whomsoever may lawfully claim the same or any part thereof;

          PROVIDED, HOWEVER, that if the Debt shall have been paid and performed in full, then, in such case, the liens, security interests, estates and rights granted by this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Mortgaged Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall promptly satisfy and release this Deed of Trust of record and the lien hereof by proper instrument.

          For the purpose of further securing the Debt for so long as the Debt or any part thereof remains incomplete or unpaid, Grantor covenants and agrees as follows:

                                    PART I

                                  ARTICLE I.
                              TAXES AND UTILITIES
                              -------------------

          1.1. Payment of Taxes. Grantor shall pay or cause to be paid, except
               ----------------
to the extent provision is actually made therefor pursuant to Section 1.2 below,
                                                              -----------
all taxes and assessments which are or may become a lien on any portion of, or interest in, the Mortgaged Property or which are assessed against or imposed upon any portion of, or interest in the Mortgaged Property. Grantor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may, in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Mortgaged Property or any part thereof or any interest of Beneficiary therein and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and an additional sum sufficient in the sole judgment of Beneficiary to cover possible interest, costs and penalties; provided, however, that taxes, assessments, interest, costs and
               --------  -------
penalties owing shall be paid by Grantor prior to the date any writ or order is issued under which the Mortgaged Property may be sold, lost or forfeited.

          1.2. Tax and Insurance Impound Account. Grantor shall establish and
               ---------------------------------
maintain at all times while this Deed of Trust continues in effect an impound account (the "Impound Account") with Beneficiary for payment of real estate
              ---------------
taxes and assessments and insurance on the Mortgaged Property and as additional security for the Debt. Simultaneously with the execution hereof, Grantor shall deposit in the Impound Account an amount reasonably determined by Beneficiary. Commencing on the first Payment Date under the Note and continuing thereafter on each subsequent Payment Date, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Mortgaged Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as estimated and determined by Beneficiary. So long as no Event of Default has occurred which has not been waived, and no event has occurred or failed to occur which with the passage of time, the giving of notice, or both would constitute an Event of Default (a "Default"), all sums in the Impound Account shall be held by
            -------
Beneficiary in the Impound Account to pay said taxes, assessments and insurance premiums before the same become delinquent. Grantor shall be responsible for ensuring the receipt by Beneficiary, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Event of Default has occurred and not been waived, Beneficiary shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. No interest on funds contained in the Impound Account, if any, shall be paid by Beneficiary to Grantor.

          1.3. Payment of Utilities, Assessments, Charges, Etc. Grantor shall
               -----------------------------------------------
pay when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Mortgaged Property for gas, electricity, water and sewer services furnished to the Premises and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Premises and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

          1.4. Additional Taxes. In the event of the enactment after the date
               ----------------
hereof of any law imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of mortgages or security agreements or the interest of the Beneficiary or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the Debt or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided,
                                                                  --------
however, that if, in the opinion of counsel for Beneficiary, (a) it might be
- -------
unlawful to require Grantor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the Debt to be and become due and payable in full ninety (90) days from the giving of such notice, and, in connection with such payment of the Debt, no prepayment premium or fee shall be due.

                                  ARTICLE II.
                                   INSURANCE
                                   ---------

          2.1. Insurance. Grantor shall, at Grantor's expense, maintain in force
               ---------
and effect on the Mortgaged Property at all times while this Deed of Trust continues in effect the following insurance:

          (a) Insurance against loss or damage to the Mortgaged Property by fire, windstorm, lightning, tornado and hail and against loss and damage by such other, additional risks as may be now or hereafter embraced by an "all-risk" form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost (insurable value) of the Improvements (as established by an MAI appraisal), without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indices, appraisals or information as Beneficiary determines in its reasonable discretion in order to reflect increased value due to inflation. In addition, each policy shall contain inflation guard coverage. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor. Grantor shall also maintain insurance against loss or damage to furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Mortgaged Property and owned by Grantor from time to time to the extent applicable.

          (b) Commercial General Liability Insurance against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Premises or the Improvements in amounts not less than $1,000,000 per occurrence and $2,000,000 in the aggregate plus umbrella coverage in an amount not less than $2,000,000. Beneficiary hereby retains the right to periodically review the amount of said liability insurance and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

          (c) Boiler and machinery insurance (including explosion coverage), if steam boilers or other pressure-fired vessels are in operation at the Premises. Minimum liability coverage per accident must equal the greater of the replacement cost (insurable value) of the Improvements housing such boiler or pressure-fired machinery or $2,000,000. If one or more HVAC units is in operation at the Premises, "Systems Breakdowns" coverage shall be required, as determined by Beneficiary. Minimum liability coverage per accident must equal the replacement value of such unit(s).

          (d) If the Improvements or any part thereof is situated in an area designated by the Federal Emergency Management Agency ("FEMA") as a special
                                                        ----
flood hazard area (Zone A or Zone V), flood insurance in an amount equal to the lesser of: (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Debt if replacement cost coverage is not available for the type of building insured), or (b) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $10,000 per building or a higher minimum amount as required by FEMA or other applicable law.

          (e) During the period of any construction, renovation or alteration of the existing Improvements which exceeds the lesser of 10% of the principal amount of the Note or $500,000, at Beneficiary's request, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Beneficiary, may be required. During the period of any construction of any addition to the existing Improvements, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Beneficiary, shall be required.

          (f) Worker's Compensation and Employer's Liability Insurance covering all appropriate persons.

          (g) Business income (loss of rents) insurance in amounts sufficient to compensate Grantor for all Rents and Profits and other income during a period of not less than twelve (12) months. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding twelve (12) month period.

          (h) Such other insurance on the Mortgaged Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Beneficiary against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, sinkhole, mine subsidence, earthquake and environmental insurance, due regard being given to the height and type of improvements, their construction, location, use and occupancy.

          All such insurance shall (i) be with insurers fully licensed and authorized to do business in the state within which the Premises is located and which have and maintain a rating of at least A from Standard & Poors, or equivalent; (ii) contain the complete address of the Premises (or a complete legal description), (iii) be for terms of at least one year, with premium prepaid, and (iv) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies and expiration dates, and (v) include a standard, non-contributory, Beneficiary clause naming EXACTLY:

                    TRANSATLANTIC CAPITAL COMPANY, L.L.C.,
                    its successors and assigns, ATIMA
                    31 West 52nd Street
                    10th Floor
                    New York, New York 10019
                    Attention: Mr. James Howard

(a) as an additional insured under all liability insurance policies, (b) as the
          ------------------
first Beneficiary and loss payee on all property insurance policies and (c) as
- -----------------
the loss payee on all loss of rents or loss of business income insurance
    ----------
policies.

          Grantor shall deliver to Beneficiary certificates and policies evidencing the insurance required to be maintained hereunder at least thirty
(30) days before any such insurance shall expire. Grantor further agrees that each such insurance policy: (i) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any policy reduction or cancellation for any reason other than non-payment of premium and at least ten
(10) days' prior written notice to Beneficiary prior to any cancellation due to non-payment of premium; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Grantor or any other person which might otherwise result in forfeiture of such insurance; (iii) shall waive all rights of subrogation against Beneficiary; (iv) in the event that the Premises or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance and law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: "Demolition Cost" and Coverage
C: "Increased Cost of Construction" coverages; (v) unless otherwise specified above, shall have a maximum deductible of $10,000; (vi) shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's approval; and (vii) may be in the form of a blanket policy provided that, Grantor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Mortgaged Property or any other action not relating to the Mortgaged Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Mortgaged Property to be insured as if by a separate, single-property policy and the blanket policy must properly identify and fully protect the Mortgaged Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Beneficiary's applicable insurance requirements set forth in this Section 2.1. The delivery to Beneficiary of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Mortgaged Property by Grantor to Beneficiary as further security for the Debt. In the event of the foreclosure of this Deed of Trust, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Debt, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Mortgaged Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust or evidence of their replacement or renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Beneficiary therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Beneficiary until actually repaid by Grantor, promptly upon demand by Beneficiary. Beneficiary shall not be responsible for nor incur any liability for the failure of the insurer to perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance. Grantor shall not obtain insurance for the Mortgaged Property in addition to that required by Beneficiary without the prior written consent of Beneficiary, which consent will not be unreasonably withheld provided that (i) Beneficiary is a named insured on such insurance, (ii) Beneficiary receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

                                 ARTICLE III.
                           CASUALTY AND CONDEMNATION
                           -------------------------

          3.1.  Casualty and Condemnation. (a) Grantor shall give Beneficiary
                -------------------------
prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Mortgaged Property or any portion thereof. All insurance proceeds on the Mortgaged Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Mortgaged Property or for any diminution in value of the Mortgaged Property, are hereby assigned to and shall be paid to Beneficiary. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that, so long as no Default or
                           --------  -------
Event of Default shall have occurred and not been waived, Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note and (ii) $100,000. Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, reasonable legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

          In the event that less than sixty percent (60%) of the Improvements located on the Premises have been taken or destroyed, then if and so long as:

          (i) no Default or Event of Default has occurred hereunder or under any of the other Loan Documents and has not been waived, and

          (ii) the Mortgaged Property can, in Beneficiary's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) nine
     (9) months after the receipt of insurance proceeds or condemnation awards by either Grantor or Beneficiary, and (ii) sixty (60) days prior to the stated maturity date of the Note, and

          (iii) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Mortgaged Property as described in subsection (2) above, and
     --------------

          (iv) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which shall, at

     Beneficiary's option, have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

          (v) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Mortgaged Property and debt service on the Debt in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, and

          (vi) in the event that the insurance proceeds or condemnation awards received as a result of such casualty or partial taking exceed the lesser of (i) five percent (5%) of the then outstanding principal balance of the Note and (ii) $150,000, Grantor shall have delivered to Beneficiary, at Grantor's sole cost and expense, an appraisal report from an appraiser satisfactory to Beneficiary in form and substance satisfactory to Beneficiary appraising the value of the Mortgaged Property as proposed to be restored or repaired to be not less than the appraised value of the Mortgaged Property considered by Beneficiary in its determination to make the loan secured hereby, and

          (vii) Grantor so elects by written notice delivered to Beneficiary within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, with any remainder being applied by Beneficiary for payment of the Debt in whatever order Beneficiary directs in its absolute discretion.

          (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Premises have been taken or destroyed or Grantor does not elect to restore or repair the Mortgaged Property pursuant to clause (a) above or otherwise fails to meet the requirements of
            ----------
clause (a) above, then, in any of such events, Beneficiary may elect, in
- ----------
Beneficiary's absolute discretion and without regard to the adequacy of Beneficiary's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all of the Debt to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the Debt in whatever order Beneficiary directs in its absolute discretion, with any remainder being paid to Grantor, or (2) notwithstanding that Grantor may have elected not to restore or repair the Mortgaged Property pursuant to the provisions of Section 3.1(a)(7) above,
                                                 -----------------
require Grantor to restore or repair the Mortgaged Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Grantor with Beneficiary, within thirty (30) days after demand therefor, of any deficiency reasonably determined by Beneficiary to be necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary's costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Beneficiary for payment of the Debt in whatever order Beneficiary directs in its absolute discretion.

          (c) Any reduction in the Debt resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the Debt and, in any event, the unpaid portion of the Debt shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Beneficiary, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Grantor elects or Beneficiary directs Grantor to restore or repair the Mortgaged Property after the occurrence of a casualty or partial taking of the Mortgaged Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for such purpose, restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Grantor, with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

                                  ARTICLE IV.
                             ENVIRONMENTAL MATTERS
                             ---------------------

          4.1.  Hazardous Waste and Other Substances.  (a)  Grantor hereby
                ------------------------------------
represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief, none of Grantor nor the Mortgaged Property nor any Tenant at the Premises nor the operations conducted thereon has at any time been or presently is in direct or indirect violation of or otherwise exposed to any liability under any local, state or federal law, rule or regulation or common law duty pertaining to human health, natural resources or the environment (collectively, "Environmental Laws"), including,
                                             ------------------
without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of

1980 (42 U.S.C. (S) 9601 et seq.) ("CERCLA"), the Resource Conservation and
                         ------
Recovery Act of 1976 (42 U.S.C. (S) 6901 et seq.), the Federal Water Pollution
                                         ------
Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401
                                ------
et seq.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. (S)
- ------
11001 et seq.), the Endangered Species Act (16 U.S.C. (S) 1531 et seq.), the
      -------                                                  -- ---
Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Occupational
                                                 ------
Safety and Health Act (29 U.S.C. (S) 651 et seq.) or the Hazardous Materials
                                         ------
Transportation Act (49 U.S.C. (S) 1801 et seq.), or any regulations promulgated
                                       ------
pursuant to said laws, all as amended from time to time; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos or asbestos-containing materials, lead based paint, polychlorinated biphenyls, petroleum or petroleum products or byproducts, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on, in or under or have been
                --------------------
handled, generated, stored, processed or disposed of on or released or discharged from the Mortgaged Property (including underground contamination), except for those substances used by Grantor or any Tenant in the ordinary course of their respective businesses and in compliance with all Environmental Laws and where such could not reasonably be expected to give rise to liability under Environmental Laws ("Permitted Materials"); (iii) the Mortgaged Property is not
                     -------------------
subject to any private or governmental lien arising under Environmental Laws;
(iv) there is no pending, nor, to Grantor's knowledge, information or belief, threatened litigation arising under Environmental Laws affecting Grantor or the Mortgaged Property; there are no and have been no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances or landfills or dumps on the Mortgaged Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Mortgaged Property, nor does Grantor know of any basis for such an investigation, action, proceeding or claim; and (vi) Grantor has received no notice of and, to the best of Grantor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Mortgaged Property has caused any nuisance or any other liability or adverse condition on any other property, nor does Grantor know of any basis for such an investigation, action, proceeding or claim.

          (b) Grantor has not received nor, to the best of Grantor's knowledge, information and belief has there been issued, any notice, notification, demand, request for information, citation, summons, or order in any way relating to any actual, alleged or potential violation or liability arising under Environmental Laws.

          (c) Neither the Mortgaged Property, nor to the best of Grantor's knowledge, information and belief, any property to which Grantor has, in connection with the maintenance or operation of the Mortgaged Property, directly or indirectly transported or arranged for the transportation of any Hazardous Substances is listed or, to the best of Grantor's knowledge, information and belief, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal or state list of sites requiring environmental investigation or clean-up.

          (d) Grantor shall comply with all applicable Environmental Laws. Grantor shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances (except Permitted Materials).

          (e) Grantor shall promptly notify Beneficiary of (i) the actual or potential existence of any Hazardous Substances on the Mortgaged Property other than Permitted Materials, (ii) any direct or indirect violation relating to the Mortgaged Property of, or other exposure to liability under, any Environmental Laws, (iii) any lien, action or notice affecting the Mortgaged Property or Grantor resulting from any violation or alleged violation of or liability or alleged liability under any Environmental Laws arising from any condition or activity on the Mortgaged Property, (iv) the institution of any investigation, inquiry or proceeding concerning Grantor or the Mortgaged Property pursuant to any Environmental Laws or otherwise relating to Hazardous Substances, or (v) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Deed of Trust incorrect in any respect if made at the time of such discovery. Immediately upon receipt of same, Grantor, shall deliver to Beneficiary copies of any and all requests for information, complaints, citations, summonses, orders, notices, reports or other communications, documents or instruments in any way relating to any actual, alleged or potential violation or liability of any nature whatsoever arising under Environmental Laws and relating to the Mortgaged Property or to Grantor. Grantor shall remedy or cause to be remedied in a timely manner (and in any event within the time period permitted by applicable Environmental Laws) any violation of Environmental Laws or any condition that could give rise liability under Environmental Laws. Without limiting the foregoing, Grantor shall, promptly and regardless of the source of the contamination or threat to the environment or human health, at its own expense, take all actions as shall be necessary or prudent, for the clean-up of any and all portions of the Mortgaged Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Beneficiary) and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Mortgaged Property. In the event Grantor fails to do so, Beneficiary may, but shall not be obligated to, cause the Mortgaged Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws. Grantor hereby grants to Beneficiary and its agents and employees access to the Mortgaged Property and a license to remove any items deemed by Beneficiary to be Hazardous Substances and to do all things Beneficiary shall deem necessary to bring the Mortgaged Property into conformance with Environmental Laws.

          (f) Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Beneficiary), and hold Beneficiary harmless from and against any and all liens, damages (including without limitation, punitive or exemplary damages), losses, liabilities (including, without limitation, strict liability), obligations, settlement payments, penalties, fines, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary or the Mortgaged Property, and arising directly or indirectly from or out of: (i) any violation or alleged violation of, or liability or alleged liability under, any Environmental Law; (ii) the presence, release or threat of release of or exposure to any Hazardous Substances on, in, under or affecting all or any portion of the Mortgaged Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (iii) any transport, treatment, recycling, storage, disposal or arrangement therefor of Hazardous Substances whether on the Mortgaged Property, originating from the Mortgaged Property, or otherwise associated with Grantor or any operations conducted on the Mortgaged Property at any time; (iv) the failure by Grantor to comply fully with the terms and conditions of this Section 4.1;
                                                                 -----------
(v) the breach of any representation or warranty contained in this Section 4.1;
                                                                   -----------
(vi) the enforcement of this Section 4.1.  The indemnity set forth in this
                             -----------
Section 4.1 shall also include any diminution in the value of the security
- -----------
afforded by the Mortgaged Property or any future reduction in the sales price of the Mortgaged Property by reason of any matter set forth in this Section 4.1.
                                                                 -----------
Beneficiary's rights under this Section shall survive payment in full of the Debt and shall be in addition to all other rights of Beneficiary under this Deed of Trust, the Note and the other Loan Documents.

          (g) Upon Beneficiary's request, at any time after the occurrence of an Event of Default which has not been waived or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on the Mortgaged Property, or on property affecting the Mortgaged Property, or that the Mortgaged Property may be in violation of the Environmental Laws, Grantor shall perform or cause to be performed, at Grantor's sole cost and expense and in scope, form and substance satisfactory to Beneficiary, an inspection or audit of the Mortgaged Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary indicating the presence or absence of Hazardous Substances on the Mortgaged Property, the compliance or non-compliance status of the Mortgaged Property and the operations conducted thereon with applicable Environmental Laws, or an inspection or audit of the Mortgaged Property prepared by an engineering or consulting firm approved by Beneficiary indicating the presence or absence of friable asbestos or substances containing asbestos or lead or substances containing lead or lead based paint ("Lead Based
                                                                     ----------
Paint") on the Mortgaged Property.  If Grantor fails to provide reports of such
- -----
inspection or audit within thirty (30) days after such request, Beneficiary may order the same at Grantor's expense, and Grantor hereby grants to Beneficiary and its employees and agents access to the Mortgaged Property and an irrevocable license to undertake such inspection or audit.

          (h) Reference is made to that certain Environmental Indemnity Agreement of even date herewith from Grantor and Assisted Living Concepts, Inc. for the benefit of Beneficiary (the "Environmental Indemnity Agreement"). The
                                     ---------------------------------
provisions of this Deed of

Trust and the Environmental Indemnity Agreement shall be read together to maximize the coverage with respect to the subject matter thereof, as determined by Beneficiary.

          (i) If, prior to the date hereof, it was determined that the Mortgaged Property contains Lead Based Paint, Grantor had prepared an assessment report describing the location and condition of the Lead Based Paint (a "Lead
                                                                         ----
Based Paint Report"). If, at any time hereafter, Lead Based Paint is suspected
- ------------------
of being present on the Mortgaged Property, Grantor agrees, at its sole cost and expense and within twenty (20) days thereafter, to cause to be prepared a Lead Based Paint Report prepared by an expert, and in form, scope and substance, acceptable to Beneficiary.

          (j) Grantor agrees that if it has been, or if at any time hereafter it is, determined that the Mortgaged Property contains Lead Based Paint, on or before thirty (30) days following (i) the date hereof, if such determination was made prior to the date hereof or (ii) such determination, if such determination is hereafter made, as applicable, Grantor shall, at its sole cost and expenses, develop and implement, and thereafter diligently and continuously carry out (or cause to be developed and implemented and thereafter diligently and continually to be carried out), an operations, abatement and maintenance plan for the Lead Based Paint on the Mortgaged Property, which plan shall be prepared by an expert, and be in form, scope and substance, acceptable to Beneficiary (together with any Lead Based Paint Report, the "O&M Plan"). If an O&M Plan has been
                                       --------
prepared prior to the date hereof, Grantor agrees to diligently and continually carry out (or cause to be carried out) the provisions thereof. Compliance with the O&M Plan shall require or be deemed to require, without limitation, the proper preparation and maintenance of all records, papers and forms required under the Environmental Laws.

                                  ARTICLE V.
                                   RESERVES
                                   --------

          5.1   Payment Reserve.  (a)  Contemporaneously with the execution
                ---------------
hereof, Grantor has established with Beneficiary a reserve in the amount of one installment of the Monthly Payment and deposits for any applicable reserves or escrow accounts required under the terms of this Deed of Trust or the other Loan Documents as calculated by Beneficiary (the "Payment Reserve"). Grantor
                                             ---------------
understands and agrees that, notwithstanding the establishment of the Payment Reserve as herein required, all of the proceeds of the Note have been, and shall be considered, fully disbursed and shall bear interest and be payable on the terms provided therein. No interest on funds contained in the Payment Reserve shall be paid by Beneficiary to Grantor.

          (b) For so long as no Event of Default has occurred hereunder or under any of the other Loan Documents and not been waived, Beneficiary shall, on the first monthly Payment Date under the Note, advance from the Payment Reserve to itself the amount of the monthly installment due and payable by Grantor under the Note on such Payment Date and shall also advance from the Payment Reserve into the Impound Account the amount of any deposit for taxes and insurance premiums and into the Replacement Reserve the amount of any deposit for Replacements and into any other reserve account the amount of any deposit in accordance with the terms of any other Loan Document required to be paid by Grantor concurrently with each such monthly installment pursuant to the terms hereof and thereof. Provided no Default or Event of Default has occurred which has not been waived, after the final scheduled disbursement from the Payment Reserve, any amounts then remaining in the Payment Reserve shall be paid to Grantor. Nothing contained herein, including, without limitation, the existence of the Payment Reserve, shall release Grantor from its obligation to make payments under the Note, this Deed of Trust or the other Loan Documents strictly in accordance with the terms hereof or thereof and, in this regard, without limiting the generality of the foregoing, should the amounts contained in the Payment Reserve not be sufficient to pay in full the Monthly Payment and the Impound Account, Replacement Reserve and any other applicable reserve account deposits referenced above in this subparagraph, Grantor shall be responsible for paying such deficiency on the Payment Date of such monthly installment.

          5.2  Replacement Reserve.  As additional security for the Debt,
               -------------------
Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a capital improvement reserve (the "Replacement Reserve")
                                                        -------------------
with Beneficiary for payment of costs and expenses incurred by Grantor in connection with the performance of work which would normally be treated as a capital improvement under generally accepted accounting principles (collectively, the "Replacements"). Commencing on the first Payment Date under
                    ------------
the Note and continuing on each Payment Date thereafter until the Debt is fully paid and performed, Grantor shall pay to Beneficiary, in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $2,083 per month. So long as no Default or Event of Default has occurred and has not been waived, Beneficiary shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Grantor the amount paid or incurred by Grantor in performing Replacements within ten (10) days following: (a) the receipt by Beneficiary of a written request from Grantor for disbursement from the Replacement Reserve and a certification by Grantor in a form approved in writing by Beneficiary that the applicable item of Replacement has been completed; (b) the delivery to Beneficiary of invoices, receipts or other evidence satisfactory to Beneficiary, verifying the cost of performing the Replacements; (c) for disbursement requests in excess of $10,000, the delivery to Beneficiary of affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Mortgaged Property have been paid all amounts due for labor and materials furnished to the Mortgaged Property; (d) for disbursement requests in excess of $10,000, delivery to Beneficiary of a certification from an inspecting architect or other third party acceptable to Beneficiary describing the completed Replacements and verifying the completion of the Replacements and the value of the completed Replacements; and (e) for disbursement requests in excess of $50,000, delivery to Beneficiary of a new certificate of occupancy for the portion of the Improvements covered by such Replacements, if said new certificate of occupancy is required by law, or a certification by Grantor that no new certificate of occupancy is required. Beneficiary shall not be required to make advances from the Replacement Reserve more frequently than once in any ninety (90) day period. In making any payment from the Replacement Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may, at Grantor's expense, make or cause to be made during the term of this Deed of Trust an annual inspection of the Mortgaged Property to determine the need, as determined by Beneficiary in its reasonable judgment, for further Replacements of the Mortgaged Property; such inspection to be no more frequent than once in any calendar year unless a Default or an Event of Default shall have occurred and not been waived. In the event that such inspection reveals that further Replacements of the Mortgaged Property are required, Beneficiary shall provide Grantor with a written description of the required Replacements and Grantor shall complete such Replacements to the reasonable satisfaction of Beneficiary within ninety (90) days after the receipt of such description from Beneficiary, or such later date as may be approved by Beneficiary in its sole discretion.

          5.3  Intentionally Deleted.
               ---------------------

          5.4  Intentionally Deleted.
               ---------------------

               5.5  Reserves Generally; Security Interest.
                    --------------------------------------

               (a) Beneficiary shall cause funds in the Replacement Reserve to be deposited into interest bearing accounts of the type customarily maintained by Beneficiary or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Grantor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Beneficiary and accumulated for the benefit of Grantor and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.

               (b) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note, this Deed of Trust and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns and pledges to Beneficiary, and hereby grants to Beneficiary a security interest in, (i) the Impound Account, the Payment Reserve, the Replacement Reserve and any other reserve or escrow account established pursuant to the terms hereof or of any other Loan Document (collectively, the "Reserves"), (ii) all insurance on said accounts, (iii) all accounts, contract
 --------
rights and general intangibles or other rights and interests pertaining thereto,
(iv) all replacements, substitutions or proceeds thereof, (v) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (vi) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (vii) all replacements, substitutions and all proceeds of the foregoing. Grantor hereby authorizes and consents to each account into which the Reserves have been deposited being held in Beneficiary's name or the name of any entity servicing the loan evidenced by the Note for Beneficiary and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such servicing agent, shall have exclusive control over each account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves other than any such loss resulting solely from the willful misconduct of Beneficiary as finally determined by a court of competent jurisdiction. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon a Default or an Event of Default. Grantor hereby waives all right to withdraw funds from the Reserves except as provided for in this Deed of Trust. If an Event of Default shall occur hereunder or under any other of the Loan Documents, which is not waived, Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to the Debt or any other obligations of Grantor under the other Loan Documents in such manner as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or
(C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Default or Event of Default.

               (c) The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Reserves shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If the funds in the applicable Reserve shall exceed the amount of payments actually applied by Beneficiary for the purposes and items for which the applicable Reserve is held, such excess may be credited by Beneficiary on subsequent payments to be made hereunder or, at the option of Beneficiary, refunded to Grantor. If, however, the applicable Reserve shall not contain sufficient funds to pay the sums required by the dates on which such sums are required to be on deposit in such account, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Beneficiary the full amount of any such deficiency. If Grantor shall fail to deposit with Beneficiary the full amount of such deficiency as provided above, Beneficiary shall have the option, but not the obligation, to make such deposit.

                                  ARTICLE VI.
                           RENTS; LEASES; ALIENATION
                           -------------------------

          6.1. Rents and Profits.  As additional and collateral security for the
               -----------------
payment of the Debt and cumulative of any and all rights and remedies herein provided for, Grantor hereby absolutely and presently assigns to Beneficiary all existing and future Rents and Profits. Grantor hereby grants to Beneficiary the sole, exclusive and immediate right, without taking possession of the Mortgaged Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Grantor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose. Beneficiary shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Deed of Trust or under any other of the Loan Documents, Grantor shall have a license to collect, receive, use and enjoy the Rents and Profits when due and prepayments thereof for not more than one (1) month prior to due date thereof. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Mortgaged Property. Grantor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in
                                                                 ----------
favor of Beneficiary covering all of the right, title and interest of Grantor, as landlord, lessor or licensor, in and to any Leases. All rights and remedies granted to Beneficiary under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

          6.2.  Leases.  (a)  With the exception of the Lease executed between
                ------
the Grantor and Assisted Living Concepts Inc. as of the same date hereof, Grantor covenants and agrees that it shall not enter into any Lease affecting the lesser of (x) ten percent (10%) of the gross leaseable area of the Improvements and (y) 10,000 square feet or more of the Mortgaged Property or having a term of ten (10) years or more without the prior written approval of Beneficiary, which approval shall not be unreasonably withheld. The request for approval of each such proposed new Lease shall be made to Beneficiary in writing and Grantor shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (i) such biographical and financial information about the proposed Tenant as Beneficiary may require in conjunction with its review, (ii) a copy of the proposed form of Lease and (iii) a summary of the material terms of such proposed Lease (including, without limitation, rental terms and the term of the proposed lease and any options). It is acknowledged that Beneficiary intends to include among its criteria for approval of any such proposed Lease the following: (i) such Lease shall be with a bona-fide arm's-length Tenant; (ii) the terms of such Lease shall comply with the requirements set forth in paragraphs (b) and (c) below; and (iii) such Lease shall provide that the Tenant pays for its expenses. Failure of Beneficiary to approve or disapprove any such proposed Lease within fifteen (15) business days after receipt of such written request and all the documents and information required to be furnished to Beneficiary with such request shall be deemed approved, provided that the written request for approval specifically mentioned the same.

          (b) Prior to execution of any Leases of space in the Improvements after the date hereof, Grantor shall submit to Beneficiary, for Beneficiary's prior approval, which approval shall not be unreasonably withheld, a copy of the form Lease Grantor plans to use in leasing space in the Improvements or at the Mortgaged Property. All such Leases of space at the Mortgaged Property shall be at a rental and on terms consistent with the terms for similar leases in the market area of the Premises. Grantor shall also submit to Beneficiary for Beneficiary's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed Lease of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form Lease. Grantor shall not execute any Lease for all or a substantial portion of the Mortgaged Property, except for an actual occupancy by the Tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases with respect to the Mortgaged Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Grantor shall furnish to Beneficiary, within ten (10) days after a request by Beneficiary to do so, but in any event by January 1 of each year, a current Rent Roll, certified by Grantor as being true and correct, containing the names of all Tenants with respect to the Mortgaged Property, the terms of their respective Leases, the spaces occupied and the rentals or fees payable thereunder and the amount of each Tenant's security deposit. Upon the request of Beneficiary, Grantor shall deliver to Beneficiary a copy of each such Lease. Grantor shall not do or suffer to be done any act, or omit to take any action, that might result in a default by the landlord, lessor or licensor under any such Lease or allow the Tenant thereunder to withhold payment of rent or cancel or terminate same and shall not further assign any such Lease or any such Rents and Profits. Grantor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such Leases and Grantor shall not anticipate, discount, release, waive, compromise or otherwise discharge any rent payable under any of the Leases. Grantor shall not, without the prior written consent of Beneficiary, modify any of the Leases, terminate or accept the surrender of any Leases, waive or release any other party from the performance or observance of any obligation or condition under such Leases except, with respect only to Leases affecting less than the lesser of (x) ten percent (10%) of the gross leaseable area of the Improvements and (y) 10,000 square feet and having a term of less than ten (10) years, in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Mortgaged Property is located. Grantor shall not permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the due date thereof.

          (c) Each Lease executed after the date hereof affecting any of the Premises or the Improvements must provide, in a manner approved by Beneficiary, that the Lease is subordinate to the lien of this Deed of Trust and that Tenant will recognize as its landlord, lessor or licensor, as applicable, and attorn to any person succeeding to the interest of Grantor upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Beneficiary nor
                              --------  -------
any successor-in-interest shall be bound by any payment of rent for more than one (1) month in advance, or any amendment or modification of said Lease made without the express written consent of Beneficiary or said successor-in-interest.

          (d) Each agreement with a resident or occupant for the use and occupancy of the Premises and the services provided in connection therewith in keeping with the Health Care Operating License (a "Residency or Occupancy Agreement") shall be written on the standard form for such document which has been approved by Beneficiary.

          6.3.  Alienation and Further Encumbrances.  (a)  Grantor acknowledges
                -----------------------------------
that Beneficiary has relied upon the principals of Grantor and their experience in owning and operating the Mortgaged Property and properties similar to the Mortgaged Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 16.4 hereof,
                                                          ------------
in the event that the Mortgaged Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants of space in the Improvements in accordance with the provisions of
Section 6.2 hereof), assigned, pledged, mortgaged, further encumbered or
- -----------
otherwise transferred or Grantor shall be divested of its title to the Mortgaged Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Beneficiary being first obtained, which consent may be withheld in Beneficiary's sole discretion, then the same shall constitute an Event of Default and Beneficiary shall have the right, at its option, to declare any or all of the Debt, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article XIV
                                                                     -----------
hereof. For the purposes of this Section: (i) in the event either Grantor or any of its general partners or members is a corporation or trust, the sale, conveyance, transfer or disposition of more than 10% (in one or more related transactions) of the issued and outstanding capital stock of Grantor or any of its general partners or members or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Grantor or any of its general partners or members so that immediately after such issuance (in one or a series of transactions) the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Mortgaged Property; and (ii) in the event Grantor or any general partner or member of Grantor is a limited or general partnership, a joint venture or a limited liability company, a direct or indirect change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Grantor or such general partner or member (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Mortgaged Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Grantor or in any general partner or member of Grantor shall be freely transferable without the consent of Beneficiary, (ii) any involuntary transfer caused by the death of any general partner, shareholder, joint venturer, or member of Grantor or any general partner or member of Grantor or beneficial owner of a trust shall not be an Event of Default under this Deed of Trust so long as Grantor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Mortgaged Property and Grantor remain unchanged as a result of such death or any replacement management is approved by Beneficiary, and (iii) gifts for estate planning purposes of any individual's interests in Grantor or in any of Grantor's general partners, members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Deed of Trust so long as Grantor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Mortgaged

Property and Grantor remain unchanged following such gift or any replacement management is approved by Beneficiary; and (iv) any transfer caused by a change in control or merger or consolidation of the parent company of any general partner of Grantor shall not be an Event of Default so long as the parent of such general partner of Grantor is a publicly held company.

          (b) Notwithstanding any other provisions of this Deed of Trust, Beneficiary shall consent to a sale, conveyance or transfer of the Mortgaged Property in its entirety (hereinafter, a "Sale") to any person or entity
                                          ----
provided that, for each Sale, each of the following terms and conditions are satisfied:

          (i) No Default and no Event of Default has occurred hereunder or under any of the other Loan Documents which has not been waived;

          (ii) Grantor gives Beneficiary written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all such information concerning the proposed transferee of the Mortgaged Property (hereinafter, "Buyer") as Beneficiary would require in
                                       -----
     evaluating an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $5,000. Beneficiary shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Beneficiary shall consider the Buyer's experience and track record in owning and operating facilities similar to the Mortgaged Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however,
                                                            --------  -------
     that, notwithstanding Beneficiary's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Beneficiary determines to be commercially reasonable in Beneficiary's sole discretion and, if given, may be given subject to such conditions as Beneficiary may deem appropriate;

          (iii) Grantor pays Beneficiary, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in connection with the Sale, plus an amount equal to one-half percent (.5%) of the then outstanding principal balance of the Note;

          (iv) The Buyer executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require in connection with the Sale, including, but not limited to, an assumption agreement, financing statements, and guaranties or indemnities, all in form and substance satisfactory to Beneficiary. The Buyer shall also deliver to Beneficiary such insurance policies and other documents and certificates as the Beneficiary may require.

          (c) Such Sale shall not be construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, whether or not same is discovered prior or subsequent to the closing of such Sale. Grantor shall be released from and relieved of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale.

          6.4. Easements and Rights-of-Way.  Grantor shall not grant any
               ---------------------------
easement or right-of-way with respect to all or any portion of the Premises or the Improvements without the prior written consent of Beneficiary. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent without charge to Grantor other than expenses, including, without limitation, reasonable attorneys' fees, incurred by Beneficiary in the review of Grantor's request and in the preparation of documents effecting the subordination.

          6.5. Partial Release of Mortgaged Property. Distinct parcels of the
               -------------------------------------
Mortgaged Property ("Partial Release Parcels") as identified on Schedule I
                     -----------------------
attached hereto and by this reference incorporated herein, may be released from time to time from the lien of this Deed of Trust (a "Partial Release"), subject
                                                     ---------------
to satisfaction of all of the following conditions:

          (a) Each Partial Release shall be governed by, and subject to the provisions set forth in Section 12.5 below;
                        ------------

          (b) Beneficiary shall have received not less than sixty (60) nor more than ninety (90) days prior written notice ("Partial Release Notice") specifying
                                             ----------------------
the following, (i) a date which shall be a Payment Date ("Partial Release
                                                          ---------------
Date"), on which to effectuate the Partial Release, (ii) the specified Partial Release Parcel(s) which Grantor wishes to have released from the lien of this Deed of Trust;

          (c) Simultaneously with each Partial Release, Grantor shall convey the Partial Release Parcel(s) in question to a third party which third party may be the parent company or an affiliate of Grantor, in exchange for fair consideration;

          (d)  On the Partial Release Date, the amount to be paid ("Partial
                                                                    -------
Release Price") to buy Defeasance Collateral upon a Partial Release and a
- -------------
Partial Defeasance of the Deed of Trust pursuant to this Section and Section 12.5, shall be the product of (1) the Allocated Loan Amount multiplied by (2) 125% multiplied by (3) a fraction whose numerator is the outstanding principal balance of the Note on the Partial Release Date and whose denominator is the original outstanding principal balance of the Note;

          (e) No Event of Default shall have occurred and be continuing on the date of the Partial Release Notice or on the Partial Release Date;

          (f) Grantor shall, at is sole cost and expense, prepare any and all documents and instruments necessary to effect the Partial Release, all of which shall be subject to the reasonable approval of Beneficiary, and shall be delivered to Beneficiary 30 days prior to the Partial Release Date, and Grantor shall pay all costs and expenses reasonably incurred by Beneficiary or Beneficiary's loan servicer (including, but not limited to, reasonable attorneys' fees and disbursements) in connection with the review, execution and delivery of the Partial Release;

          (g) At the request of Beneficiary, Grantor shall, at Grantor's sole cost and expense, obtain and deliver all appropriate title endorsements, supplements and/or additional title insurance policies to or in connection with Lender's original loan title insurance policy, insuring that the lien of the Deed of Trust with respect to the portion of the Mortgaged Property remaining after such Partial Release, is not affected by the Partial Release, and subject to Beneficiary's reasonable approval.

                                 ARTICLE VII.
                              PROPERTY MANAGEMENT
                              -------------------

          7.1. Management.  The management of the Mortgaged Property shall be by
               ----------
either: (a) Grantor or an entity affiliated with Grantor approved by Beneficiary for so long as Grantor or said affiliated entity is managing the Mortgaged Property in a first class manner; or (b) a professional property management company approved by Beneficiary. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary. Grantor shall give Beneficiary prompt written notice of the occurrence of a default under any management contract then in effect. In no event shall any manager be removed or replaced or the terms of any management agreement be modified or amended without the prior written consent of Beneficiary. After an Event of Default or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Grantor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Grantor to retain, a new management agent approved by Beneficiary. All Rents and Profits generated by or derived from the Mortgaged Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Mortgaged Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Mortgaged Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Mortgaged Property have been fully paid and satisfied.

                                 ARTICLE VIII.
                                INDEMNIFICATION
                                ---------------

          8.1. Indemnification; Subrogation.  (a)  Grantor shall indemnify,
               ----------------------------
defend and hold Beneficiary harmless from and against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Property or the Debt and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Beneficiary's reasonable attorneys' fees and expenses) of whatever kind or nature which may be asserted against, imposed on or incurred by Beneficiary in connection with the Debt, this Deed of Trust and any other Loan Document, the Mortgaged Property, or any part thereof, or the exercise by Beneficiary of any rights or remedies granted to it under this Deed of Trust; provided, however, that nothing herein
                                        --------  -------
shall be construed to obligate Grantor to indemnify, defend and hold harmless Beneficiary from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses to the extent enacted against, imposed on or incurred by Beneficiary solely by reason of Beneficiary's willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expenses with respect to any Event of Default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Mortgaged Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Premises or the Improvements or any nuisance made or suffered thereon, except to the extent due solely to Beneficiary's willful misconduct as finally determined by a court of competent jurisdiction, including, without limitation, in any case, reasonable attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the Debt. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

          (c) If Beneficiary is made a party defendant to any litigation or any claim is threatened or brought against Beneficiary concerning the Debt, this Deed of Trust, the Mortgaged Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Grantor shall indemnify, defend and hold Beneficiary harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees and expenses incurred by Beneficiary in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Beneficiary commences an action against Grantor to enforce any of the terms hereof or to prosecute any breach by Grantor of any of the terms hereof or to recover any sum secured hereby, Grantor shall pay to Beneficiary the reasonable attorneys' fees and expenses incurred by Beneficiary in connection therewith. The right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Deed of Trust or any other Loan Document, Beneficiary may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Grantor, Grantor shall pay Beneficiary reasonable attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Grantor by reason of such breach. All references to "attorneys" in this Subsection and
                                              ---------
elsewhere in this Deed of Trust shall include, without limitation, any attorney or law firm engaged by Beneficiary and Beneficiary's in-house counsel, and all references to "fees and expenses" in this Subsection
               -----------------
and elsewhere in this Deed of Trust shall include, without limitation, any reasonable fees of such attorney or law firm, any reasonable appellate counsel fees, if applicable, and any reasonable allocation charges and reasonable allocation costs of Beneficiary's in-house counsel.

          (d) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Mortgaged Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

                                  ARTICLE IX.
                                   REPORTING
                                   ---------

          9.1. Access Privileges and Inspections.  Beneficiary and the agents,
               ---------------------------------
representatives and employees of Beneficiary shall, subject to the rights of Tenants, have full and free access to the Premises and the Improvements and any other location where books and records concerning the Mortgaged Property are kept at all reasonable times and, except in the event of an emergency, upon not less than 24 hours prior notice (which notice may be telephonic) for the purposes of inspecting the Mortgaged Property and of examining, copying and making extracts from the books and records of Grantor relating to the Mortgaged Property. Grantor shall lend assistance to all such agents, representatives and employees of Beneficiary.

          9.2. Financial Statements and Books and Records.  Grantor shall keep
               ------------------------------------------
accurate books and records of account of the Mortgaged Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its duly authorized representatives shall have the right to examine, copy and audit Grantor's records and books of account at all reasonable times. So long as this Deed of Trust continues in effect, Grantor shall provide to Beneficiary, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which shall be in the form and substance acceptable to Beneficiary and all of which must be certified to Beneficiary as being true and correct by Grantor or the person or entity to which they pertain, as applicable. With respect to the financial statements and information set forth in subsection
(d) hereof as it relates to Grantor or the Mortgaged Property, the same must be prepared by an certified public accountant in accordance with generally accepted accounting principles consistently applied and, if the original principal amount of the Note is $15,000,000 or more, the same must be audited by such accountants:

          (a) copies of all tax returns filed by Grantor, within thirty (30) days after the date of filing;

          (b) monthly operating statements for the Mortgaged Property, within fifteen (15) days after the end of each three calendar month period, the first such period to commence on the first day of the month following the date hereof; and;

          (c) quarterly operating statements for the Mortgaged Property, within thirty (30) days after the end of each March, June, September and December commencing with the first (1st) of such months to occur following the first (1st) anniversary of the date hereof;

          (d) annual balance sheets for the Mortgaged Property and annual financial statements for Grantor, each principal or general partner in Grantor, and each Indemnitor, within ninety (90) days after the end of each calendar year; including, without limitation, a schedule of rates for each room and payor type, copies of the Medicare and Medicaid cost reports, as applicable copies of filings with the Department of Health and/or any other regulatory agency which sets or establishes reimbursement rates promptly upon filing with any Governmental Entity and in any event, within five (5) business days of such filing, copies of all Health Care Operating License applications (including renewal applications) and/or similar filings and submitted by or on behalf of Grantor; and

          (e) such other information with respect to the Mortgaged Property, Grantor, the principals or general partners in Grantor, and each Indemnitor, which may be reasonably requested from time to time by Beneficiary, within a reasonable time after the applicable request.

In the event of any failure to timely provide any of the statements or other materials referred to above in this Section 9.2 or in the event any such
                                    -----------
statements or other materials shall be materially inaccurate or false, or in the event of the failure of Grantor to permit Beneficiary or its representatives to inspect said books and records upon request, an Event of Default shall automatically exist hereunder without any notice to, or right to cure by, Grantor. In addition to the provisions of the immediately preceding sentence, upon each failure of Grantor to provide any of the statements or other materials referred to above in this Section 9.2, Grantor shall, in Beneficiary's sole and
                          -----------
absolute discretion, be subject to a charge in the amount of One Thousand and 00/100 Dollars ($1,000) which amount shall be paid to Beneficiary, together with interest thereon at the Default Interest Rate from the date that the applicable statement or other material was required to be delivered to Beneficiary until the date such amount is paid to it, immediately on demand by Beneficiary.

                                  ARTICLE X.
                           WARRANTIES AND COVENANTS
                           ------------------------

          10.1. Warranties of Grantor.  Grantor, for itself and its successors
                ---------------------
and assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that:

          (a) Grantor has good, marketable and indefeasible fee simple title to the Mortgaged Property, subject only to those matters expressly set forth as exceptions to title or subordinate matters in the title insurance policy insuring the lien of this Deed of Trust which Beneficiary has agreed to accept (such items being the "Permitted Encumbrances"), and has full power and lawful
                       ----------------------
authority to grant its interest in the Mortgaged Property in the manner and form hereby done or intended. Grantor will preserve its interest in and title to the Mortgaged Property and will forever warrant and defend the same to Beneficiary against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Encumbrances. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Mortgaged Property by foreclosure or otherwise;

          (b) No bankruptcy, reorganization or insolvency proceedings are pending or contemplated either by Grantor or, to the best knowledge of Grantor, against Grantor (or, if Grantor is a partnership or a limited liability company, any of its general partners or members) or by or against any endorser or cosigner of the Note or of any portion of the Debt, or any guarantor or indemnitor under any guaranty or indemnity agreement executed in connection with the Note or the loan evidenced thereby and secured hereby (an "Indemnitor");
                                                               ----------

          (c) All reports, certificates, affidavits, statements and other data furnished by or on behalf of Grantor to Beneficiary in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

          (d) The execution, delivery and performance of this Deed of Trust, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Grantor in accordance with the respective terms thereof and do not (i) contravene, result in a breach of or constitute a default (nor upon the giving of notice or the passage of time or both will the same constitute a default) under the organizational documents of Grantor or any contract or agreement of any nature to which Grantor is a party or by which Grantor or any of its property may be bound or (ii) violate or contravene any law, order, decree, rule or regulation to which Grantor is subject;

          (e) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Grantor (or, if Grantor is a partnership or a limited liability company, any of its general partners or members) or the Mortgaged Property which, if adversely determined, would materially impair either the Mortgaged Property or Grantor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

          (f) Grantor possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits (the "Licenses") necessary for the
                                                    --------
conduct of its business substantially as now conducted, including, without limitation, all necessary federal, state and local certificates, permits, licenses, approvals, registrations and authorizations required to permit Grantor to conduct its operations at the Mortgaged Property, all fees due and payable in connection with such Licenses have been paid and Grantor's operation of the Premises complies with such Licenses;

          (g)  Grantor is not a "foreign person" within the meaning of
(S)1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations;

          (h) The Premises and the Improvements and the current intended use thereof by Grantor comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Mortgaged Property. The Premises and Improvements constitute one or more separate tax parcels for purposes of ad valorem taxation. The Premises and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;

          (i) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Premises and the Improvements for their intended purposes are available to the Mortgaged Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Beneficiary;

          (j) All streets, roads, highways, bridges, curb cuts, driveways and traffic signals and waterways necessary for access to and full use, occupancy, operation and disposition of the Premises and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Premises and the Improvements without further condition or cost to Grantor;

          (k) The Mortgaged Property is free from delinquent water charges, sewer rents, taxes and assessments;

          (l) As of the date of this Deed of Trust, the Mortgaged Property is free from unrepaired damage caused by fire, flood, accident or other casualty (except as disclosed in the Engineering Report); all insurance required by the terms of this Deed of Trust is in full force and effect and none of the premiums payable therefor have been, nor at any time in the future will be financed;

          (m) As of the date of this Deed of Trust, no part of the Premises or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to Grantor's knowledge and belief, threatened or contemplated;

          (n) Except as may otherwise be disclosed in the Engineering Reports entitled Property Condition Surveys, dated June 5, 1998 (Astor), June 6, 1998 (Macklyn), and July 10, 1998 (Jackson) respectively, and prepared by EMG (the "Engineering Report"), the Improvements are structurally sound, in good repair and free of defects in materials and workmanship. Except as may otherwise be disclosed in the Engineering Report, all major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

          (o) Grantor has delivered to Beneficiary true, correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

          (p) Each Contract constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against all other parties thereto. No default exists, or with the passing of time or the giving of notice or both would exist, under any Contract or Contracts which would, individually or in the aggregate, have a material adverse effect on Grantor or the Mortgaged Property;

          (q) No Contract or Lease provides any party with the right to obtain a lien or encumbrance upon the Mortgaged Property superior to the lien of this Deed of Trust;

          (r) Grantor and the Mortgaged Property are free from any past due obligations for sales and payroll taxes;

          (s) There are no security agreements or financing statements affecting all or any portion of the Mortgaged Property other than (i) as disclosed in writing by Grantor to Beneficiary prior to the date hereof and (ii) the security agreements and financing statements created in favor of Beneficiary;

          (t) Grantor has delivered a true, correct and complete schedule (the "Rent Roll") of all Leases affecting the Mortgaged Property as of the date
- ----------
hereof, which accurately and completely sets forth in all material respects for each such Lease the name of the Tenant, the Lease expiration date, extension and renewal provisions, the base rent payable, the security deposit held thereunder and any other material provisions of such Lease; and Grantor has delivered to Beneficiary true, correct and complete copies of all Leases described in the Rent Roll;

          (u) Each Lease constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against the Tenant thereunder. No default has been asserted or exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Grantor or the Mortgaged Property;

          (v) No Tenant under any Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

          (w) All work to be performed by Grantor under the Leases has been substantially performed, all contributions to be made by Grantor to the Tenants thereunder have been made and all other conditions precedent to each such Tenant's obligations thereunder have been satisfied;

          (x) Each Tenant under any Lease has entered into occupancy of the demised premises; and

          (y) To the best of Grantor's knowledge and belief, each Tenant is free from bankruptcy, reorganization, insolvency or arrangement proceedings or a general assignment for the benefit of creditors.

          10.2.  Waste; Alteration of Improvements.  Grantor shall not commit,
                 ---------------------------------
suffer or permit any waste on the Mortgaged Property nor take or fail to take any actions that might invalidate any insurance carried on the Mortgaged Property. Grantor shall maintain the Mortgaged Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, Grantor shall not commence construction of any improvements on the Premises other than improvements required for the maintenance or repair of the Mortgaged Property. Notwithstanding the foregoing, Beneficiary acknowledges that Assisted Living Concepts Inc., the tenant at the Premises, may expand the facilities at each or any of the Premises, at Tenant's sole cost and expense, and Tenant shall retain the revenues from such expansion.

          10.3.  Zoning.  Without the prior written consent of Beneficiary,
                 ------
Grantor shall not make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Premises or the Improvements. Grantor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Premises or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Mortgaged Property. Grantor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Mortgaged Property in full force and effect. Grantor shall operate the Mortgaged Property as an assisted care facility for so long as the Debt is outstanding. If, under applicable zoning provisions, the use of all or any part of the Premises or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary's prior written consent, Grantor shall not file or subject any part of the Premises or the Improvements to any declaration of condominium or co-operative or convert any part of the Premises or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

          10.4.  Covenants with Respect to Indebtedness, Operations, Fundamental
                 ---------------------------------------------------------------
Changes of Grantor.  Grantor hereby represents, warrants and covenants as of the
- ------------------
date hereof and until such time as the Debt is paid in full, that Grantor:

          (a) will not, nor will any partner, limited or general, member or shareholder thereof, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization or other formation agreement or document, as applicable, in any material term or manner, or in a manner which adversely affects Grantor's existence as a single purpose entity;

          (b) will not liquidate or dissolve (or suffer any liquidation or dissolution), or enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all or any part of the business or assets of, or any stock or other evidence of beneficial ownership of, or make any investment in, any entity;

          (c) has not and will not guarantee, pledge its assets for the benefit of, or otherwise become liable on or in connection with, any obligation of any other person or entity;

          (d) does not own and will not own any asset other than (i) the Mortgaged Property, and (ii) incidental personal property necessary for the operation of the Mortgaged Property;

          (e) is not engaged and will not engage, either directly or indirectly, in any business other than the ownership, management and operation of the Mortgaged Property;

          (f) will not enter into any contract or agreement with any general partner, principal, affiliate or member of Grantor, as applicable, or any affiliate of any general partner, principal or member of Grantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with unrelated third parties;

          (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Debt, (ii) advances from affiliates, partners or members, as applicable, of Grantor, provided the same are fully subordinated to the payment in full of the Debt in a manner acceptable to Beneficiary and (iii) trade payables or accrued expenses incurred in the ordinary course of the business of operating the Mortgaged Property, and no debt other than the Debt will be secured (senior, subordinate or pari passu) by the Mortgaged Property;

          (h) has not made and will not make any loans or advances to any third party (including any affiliate);

          (i) is and will be solvent and pay its debts from its assets as the same shall become due;

          (j) has done or caused to be done and will do all things necessary to preserve its existence, and will observe all formalities applicable to it;

          (k) will conduct and operate its business in its own name and as presently conducted and operated;

          (l) will maintain financial statements, books and records and bank accounts separate from those of its affiliates, including, without limitation, its general partners or members, as applicable;

          (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including, without limitation, any affiliate, general partner, or member, as applicable, or any affiliate of any general partner or member of Grantor, as applicable);

          (n)   will file its own tax returns;

          (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (p) will establish and maintain an office through which its business will be conducted separate and apart from those of its affiliates or, if it shares office space with its affiliates, shall allocate fairly and reasonably any overhead and expense for shared office space;

          (q) will not commingle the funds and other assets of Grantor with those of any general partner, member, affiliate, principal or any other person;

          (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

          (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

          (t) will pay any liabilities including salaries of its employees, out of its own funds and not funds of any affiliate;

          (u) will use stationery, invoices, and checks separate from its affiliates;

          (v) will at all times during which any portion of the Debt remains outstanding have, or if Grantor is a limited liability company or partnership have a managing member or general partner that is a corporation as set forth in the charter documents of Grantor; and

          (w) shall comply with the provisions of its articles of incorporation, by-laws, partnership agreement, articles of organization or operating agreement, as applicable;

          10.5  Accounts Receivable Financing.  Notwithstanding any other
                -----------------------------
provision herein to the contrary, Beneficiary consents to the sale, assignment, pledge or other encumbrance of all or any portion of the Mortgaged Property constituting the Accounts Receivable existing on the date conveyed or financed to any person or entity (an "Accounts Receivable Acquiror") and, in connection therewith, Beneficiary hereby agrees that it will subordinate the lien created hereunder solely with respect to the portion of the Mortgaged Property constituting the existing Accounts Receivable to any lien or interest of any Accounts Receivable Acquiror; provided, however, that such consent and subordination shall be limited to, and effective only with respect to liens created upon, or sales with respect to, then existing Accounts Receivable pledged or sold prior to the date on which Beneficiary has notified such Accounts Receivable Acquiror that Beneficiary has commenced an enforcement action with respect to any other portion of the Mortgaged Property, and provided further that each of the following terms and conditions are first satisfied.

           (a)  No Default or Event of Default has occurred and is continuing;

           (b) Grantor gives Beneficiary written notice of the terms of any such sale or pledge (an "A/R Financing") not less than thirty (30) days prior to the date such A/R

     Financing is scheduled to close and provides Beneficiary with forms of all documents and instruments evidencing such A/R Financing (the "A/R Financing Documents"), not less than seven (7) days prior to the date such A/R Financing is scheduled to close in order for Beneficiary to determine compliance with the provisions hereof;

          (c) Contemporaneously with the closing of any such A/R Financing, or with the closing of the loan secured hereby if any A/R Financing is in place on the date hereof, the Accounts Receivable Acquiror shall pay to Beneficiary, on behalf of Grantor, out of the proceeds of the conveyance to such acquiror of Accounts Receivable, as a reserve hereunder, an amount determined by multiplying a fraction, the numerator of which is the aggregate face amount of the Accounts Receivable conveyed or pledged to the Accounts Receivable Acquiror and the denominator of which is the applicable MAGR (as defined below) multiplied by an amount equal to the sum of: (i) the monthly installment payment of principal and interest due and payable by Grantor under the Note, (ii) the amount required to be deposited into the Impound Account each month pursuant to the terms of Section 1.2 hereof, and (iii) the amount required to be deposited in the Replacement Reserve each month. For purposes of this Section, as of any date of determination, a "MAGR" is an amount equal to the monthly average gross revenue (computed on a 12-month rolling average basis for the 12 months preceding the month in which such date of determination occurs) of Grantor from the Mortgaged Property;

          (d) On or before the closing of any such A/R Financing, Grantor shall have delivered to Beneficiary a certificate certifying as to the face amount of the Accounts Receivable being conveyed or pledged and the amount of the applicable MAGR, together with any related data and the calculations used to establish the MAGR, all in reasonable detail and satisfactory to Beneficiary;

          (e) The Accounts Receivable Acquirer shall agree pursuant to a binding written agreement enforceable by Beneficiary that (i) except as otherwise expressly provided herein, the liens of the A/R Financing Documents shall be subordinate to the lien of the Loan Documents and all modifications, renewals, refinancings, replacements and extensions whatsoever of any of the Loan Documents, (ii) the A/R Financing Documents shall at all times incorporate by reference such written agreement and provide for such subordination automatically, and without any notice to, consent of, or action by the Accounts Receivable Acquiror or any other party whatsoever, (iii) no release or waiver by Beneficiary or any subsequent holder of this Deed of Trust of any of its rights against any person or entity under the Loan Documents, as the same may be modified, renewed, replaced (including a replacement upon a refinancing) or extended, shall require notice to or consent of the Accounts Receivable Acquiror or any other party, nor shall any such release or waiver operate as a defense to or release of any of the obligations of Accounts Receivable Acquiror or the rights of Beneficiary or any other subsequent holder of this Deed of Trust or the other Loan Documents, as the same may be modified, renewed, replaced (including a replacement upon a refinancing) or extended, and
     (iii) without limiting the generality of any of the foregoing, the

     Accounts Receivable Acquiror thereby consents to any increases of the indebtedness owed by Grantor under the Loan Documents, as the same may be modified, renewed, replaced (including a replacement upon a refinancing) or extended;

          (f) The A/R Financing Documents shall also provide that without the prior written consent of Beneficiary or any subsequent holder of this Deed of Trust, the Accounts Receivable Acquiror shall not take an enforcement action under any A/R Financing Document with respect to any collateral as to which it shall hold a lien subordinate in priority to the lien created by the Loan Documents unless all indebtedness secured by the Loan Documents, as the same may be modified, renewed, replaced (including a replacement upon a refinancing) or extended shall have been indefeasibly satisfied in full, that the Accounts Receivable Acquiror shall not assert any default under the A/R Financing Documents as a result of Grantor's compliance with the terms of any of the Loan Documents, as the same may be modified, renewed, replaced (including a replacement upon a refinancing) or extended from time to time, and that the provisions of the Loan Documents, as the same may be modified, renewed, replaced (including replacement upon a refinancing) or extended shall govern with respect to any conflicting provisions of the A/R Financing Documents;

          (g) Acquiror shall waive any claim or right of subrogation which it may have to any lien, estate, right or other interest in any portion of the Property other than a lien on Accounts Receivable that is, or may be, pursuant to this Section 10.5, prior in right to this Deed of Trust or any other Loan Document;

          (h) To further confirm the requirements of this Section 10.5, the Accounts Receivable Acquiror shall agree pursuant to a binding written agreement enforceable by Beneficiary that, within ten (10) days after request by Beneficiary, it will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, documents, estoppels and instruments as Beneficiary may request for the better assuring and evidencing the foregoing terms and provisions;

          (i) In the event that any payment or distribution of assets is made to the Accounts Receivable Acquiror in contravention of this Section 10.5, the Accounts Receivable Acquiror shall agree that such payment or distribution shall be received and held by it in trust for the benefit of the holder of the Loan Documents, as the same may be modified, amended and assigned, and shall, forthwith upon receipt thereof, be paid or distributed to such holder; and

          (j) In connection with a bankruptcy, insolvency or other proceeding relating to any of the Loan Documents or A/R Financing Documents, the provisions of this Section 10.5 shall remain in full force and effect, and the court having jurisdiction over such proceeding is hereby authorized to preserve any such priority and subordination set forth herein in approving any plan of reorganization, arrangement or liquidation without the prior written consent of the Beneficiary or the Accounts Receivable Acquiror.

     Grantor may grant to the Accounts Receivable Acquiror a lien, subordinate to the lien hereof, on any other portion of the Mortgaged Property representing General Intangibles; provided, however, that (i) such lien shall not be enforced until the Debt has been paid in full and (ii) and all documents creating, evidencing or otherwise executed in connection therewith or herewith shall be acceptable to Beneficiary in its sole discretion.

                                  ARTICLE XI.
                              FURTHER ASSURANCES
                              ------------------

          11.1.  Defense of Title.  If the title to the Mortgaged Property or
                 ----------------
the interest of Beneficiary therein shall be directly or indirectly endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Grantor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps with respect thereto as Beneficiary shall deem necessary or proper and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

          11.2.  Performance of Obligations.  Grantor shall pay when due the
                 --------------------------
principal of and the interest on the Debt in accordance with the terms of the Note and this Deed of Trust. Grantor shall also pay all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, in accordance with the terms of the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms. Further, Grantor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Grantor in connection with any other document or instrument affecting title to the Mortgaged Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

          11.3.  Construction Liens.  Grantor shall pay when due all claims and
                 ------------------
demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Premises or the Improvements; provided, however,
                                                          --------  -------
that Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Mortgaged Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Grantor shall contest any such claim or demand, Grantor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary's request, promptly provide a bond, cash deposit or other security satisfactory to

Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

          11.4.  Further Documentation.  Grantor shall, on the request of
                 ---------------------
Beneficiary and at the expense of Grantor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Mortgaged Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically, without limitation, any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Beneficiary, upon Beneficiary's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred hereunder, stating whether any offsets or defenses exist against the Debt and containing such other matters as Beneficiary may reasonably require.

          11.5.  Payment of Costs; Beneficiary's Right to Cure.  Grantor shall
                 ---------------------------------------------
pay all costs and expenses of every character reasonably incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Grantor as the owner of the Mortgaged Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, Deed of Trust or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys' fees and disbursements. If Grantor defaults in any such payment, which default is not cured within any applicable grace or cure period, Beneficiary may, at its option, pay the same and Grantor shall reimburse Beneficiary on demand for all such costs and expenses incurred or paid by Beneficiary, together with such interest thereon at the Default Interest Rate from and after the date of Beneficiary's making such payment until reimbursement thereof by Grantor. Any such sums disbursed by Beneficiary, together with such interest thereon, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Further, Grantor shall promptly notify Beneficiary in writing of any litigation or threatened litigation affecting the Mortgaged Property, or any other demand or claim which, if enforced, could impair or threaten to impair Beneficiary's security hereunder. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Grantor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Beneficiary's interest in the Mortgaged Property or Beneficiary's right to enforce its security, then Beneficiary may, at its option, with or without notice to Grantor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor). Grantor agrees to pay on demand all expenses of Beneficiary or Trustee incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Beneficiary or Trustee incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Beneficiary, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. The necessity for any such actions and of the amounts to be paid shall be determined by Beneficiary in its sole discretion. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this
Section 11.5 shall be exercisable by Beneficiary, and any and all payments made
- ------------
or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Grantor, Beneficiary, any Indemnitor, the Debt or any of the Loan Documents.

          11.6.  Compliance with Laws.  Grantor shall at all times comply with
                 --------------------
all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Mortgaged Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Mortgaged Property; provided, however, that, Grantor
                                              --------  -------
may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Mortgaged Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Grantor shall not use or occupy, or allow the use or occupancy of, the Mortgaged Property in any manner which violates any Lease of or any other agreement applicable to the Mortgaged Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

          11.7.  Attorney-in-Fact Provisions.  With respect to any provision of
                 ---------------------------
this Deed of Trust or any other Loan Document whereby Grantor grants to Beneficiary a power-of-attorney, (i) such power shall be deemed to be coupled with an interest, shall not be revocable by Grantor so long as any portion of the Debt is outstanding, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof and (ii) provided no Default or Event of Default has occurred under this Deed of Trust, Beneficiary shall first give Grantor written notice at least three (3) days prior to acting under such power, which notice shall demand that Grantor first take the proposed action within such period and advising Grantor that if it fails to do so, Beneficiary will so act under the power; provided, however, that, in the event that a Default or an Event of Default has occurred and not been waived, or if necessary to prevent imminent death, serious injury, damage, loss, forfeiture or diminution in value to the Mortgaged Property or any surrounding property or to prevent any adverse affect on Beneficiary's interest in the Mortgaged Property, Beneficiary may act immediately and without first giving such notice. In such event, Beneficiary will give Grantor notice of such action as soon thereafter as reasonably practical.

                                 ARTICLE XII.
                        PAYMENT; DEFEASANCE; PREPAYMENT
                        -------------------------------

          12.1.  Payment of the Notes.  Grantor shall duly and punctually pay or
                 --------------------
cause to be paid, the principal of and the interest and premium, if any, on the
Note in accordance with the respective terms hereof and thereof, without demand therefor or presentation of the Note, in lawful money of the United States of America.

          12.2.  Computation of Interest.  Interest shall be computed hereunder
                 -----------------------
and under the Note based on a 360-day year comprised of twelve 30-day months except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. Interest shall accrue from the date on which funds are advanced under the Note (regardless of the time of day) through and including the day on which funds are credited in accordance with the terms of the Note. Interest shall be payable hereunder and under the Note.

          12.3.  Application of Payments.  So long as no Event of Default exists
                 -----------------------
hereunder which has not been waived, each Monthly Payment shall be applied first, to any amounts hereafter advanced by Beneficiary under any Loan Document, second, to any late fees and other amounts payable to Beneficiary, third, to the payment of accrued interest and last to reduction of principal.

          12.4.  Prepayment.  (a)  The Note may not be prepaid in whole or in
                 ----------
part at the option of the Grantor except as provided below.

          (b) Partial prepayments of the Note shall not be permitted, except for partial prepayments resulting from Beneficiary's election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of the Note as provided in Section 3.1(b) hereof, in which event no prepayment fee or
               -------------
premium shall be due unless, at the time of either Beneficiary's receipt of such proceeds or the application of such proceeds to the outstanding principal balance of the Note, an Event of Default shall have occurred and not been waived, in which case, the provisions of Section 15.2 hereof shall be
                                         ------------
controlling.

          (c) If the indebtedness evidenced by the Note shall have been declared due and payable by Beneficiary pursuant to the terms thereof or the terms hereof or the provisions of any other Loan Document due to a default by Grantor, then subject to Section 16.22 hereof there shall also then be immediately due and payable, a prepayment fee in an amount equal to the greater of (A) five percent (5%) of the then outstanding principal balance of the Note on the date of acceleration, and (B) an amount which would be sufficient to purchase securities meeting the requirements of Section 12.5 below. In the
                                                ------------
event that any prepayment fee is due hereunder, Beneficiary shall deliver to Grantor a statement setting forth the amount and determination of the prepayment fee, and provided that Beneficiary shall have in good faith applied the formula described above, Grantor shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error

          12.5.  Defeasance.  Notwithstanding any provision of this Deed of
                 ----------
Trust to the contrary, at any time after the date which (1) is two years after the "startup day," within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate Deed of Trust investment conduit," ("REMIC") within
 ----                                                           -----
the meaning of Section 860D of the Code, that holds the Note and this Deed of Trust or (2) three years after the date hereof, whichever shall later occur, and provided no Event of Default has occurred, Grantor may cause the release of either (x) the entire Mortgaged Property or (y) a Partial Release consisting of one or more Partial Release Parcels as provided in Section 6.5, from the lien of this Deed of Trust and the other Loan Documents upon the satisfaction of the following conditions (and, with respect to a Partial Release, upon the
                     -------------------------------------------------
satisfaction of the additional conditions set forth in Section 6.5 above):
- -------------------------------------------------------------------------

          (a) with respect to a release of the entire Mortgaged Property (a "Defeasance"), not less than thirty (30) days prior written notice shall be given to Beneficiary specifying a Payment Date (the "Release Date") on
                                                          ------------
     which the Defeasance Collateral is to be delivered; provided however, that
                                                         ----------------
     with respect to a Partial Release, Grantor shall give Beneficiary a Partial Release Notice in accordance with Section 6.5;

          (b) Grantor shall deliver to Beneficiary on or prior to the Release Date or Partial Release Date, as applicable:


                 (i) a pledge and security agreement, in form and substance satisfactory to Beneficiary in its sole discretion, creating a first priority security interest in favor of Beneficiary in the Defeasance Collateral (the "Defeasance Security Agreement"), which shall provide,
                         -----------------------------
                        among other things, that any payments generated by the Defeasance Collateral shall be paid directly to Beneficiary and applied by Beneficiary in satisfaction of all amounts then due and payable hereunder and any excess received by Beneficiary from the Defeasance Collateral which, when added to the amounts received under the Note, exceeds the amounts payable by Grantor hereunder or under the Note shall be refunded to Grantor promptly after each Payment Date;

                 (ii) direct, non-callable obligations of the United States of America (the "Defeasance Collateral") that provide for payments prior, but as close as possible, to all successive Payment Dates occurring after the Release Date, with each such payment being equal to or greater than (x) with respect to a complete Defeasance of all of the Mortgaged Property, the amount of the corresponding installment of principal and interest required to be paid under the Note for the balance of the term hereof to the Maturity Date, and (y) with respect to a Partial Release, the amount of the corresponding installment of the principal and interest required to be paid with respect to the Partial Release Parcel(s) so Defeased, (in either case the "Defeasance Collateral Payments"),
                                             ------------------------------
                        for the balance of the term hereof to the Maturity Date (provided that for all purposes of this Section 12.5,
                                                                ------------
                        all principal, accrued interest and other amounts payable under this Deed of Trust, the Note and the other Loan Documents shall be due and payable in full on the Maturity Date). The Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Beneficiary or accompanied by a written instrument of transfer in form and substance satisfactory to Beneficiary in its sole discretion (including, without limitation, such instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement the first priority security interest in the Defeasance Collateral in favor of Beneficiary in conformity with all applicable state and federal laws governing granting of such security interests;

               (iii) a certificate of Grantor certifying that all of the requirements set forth in this Section 12.5 have been
                                                      ------------
                       satisfied;

               (iv) an opinion of counsel for Grantor in form and substance and delivered by counsel satisfactory to Beneficiary in its sole discretion stating, among other things, that (x) Beneficiary has a perfected first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Grantor in accordance with its terms and (y) that any trust formed as a REMIC pursuant to a securitization will not fail to maintain its status as a REMIC as a result of such defeasance;

               (v) such other certificates, documents or instruments as Beneficiary may reasonably require;

               (vi)    upon compliance with the requirements of this Section
                                                                     -------
                       12.5, the Mortgaged Property (or the Partial Release
                       ----
                       Parcels, in the event of a Partial Release) shall be released from the lien of this Deed of Trust and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure the Note (or, in the event of a Partial Release, the "Defeased Note," as hereinafter defined), and all other obligations under the Loan Documents. In the event of a Partial Release, the Note shall be amended, modified to reduce the unpaid principal balance and modify the payment schedule to account for the Partial Release Payment, and Grantor shall execute and deliver to Beneficiary a new note, as follows: the Note shall be in the principal amount of the then unpaid principal balance of the Note, less the
                                                                  ----
                       amount of the applicable Partial Release Price, and continuing to be secured by the Mortgaged Property remaining after the Partial Release; and the new note shall be in the principal amount equal to the applicable Partial Release Price and to be secured by the Defeasance Collateral [such new note, secured by the Defeasance Collateral, being sometimes referred to as the "Defeased
                                                                       --------
                       Note"]). Beneficiary will, at Grantor's expense, execute
                       ----
                       and deliver any agreements reasonably requested by Grantor to release the lien of the Deed of Trust and any other appropriate Loan Documents from the applicable Mortgaged Property; and

               (vii) upon the release of the applicable Mortgaged Property in accordance with this Section 12.5, Grantor may assign all
                                            ------------
                       its obligations and rights under the Note, or, in the event of a partial Defeasance, under the Defeased Note, together with the pledged

                       Defeasance Collateral, to a successor entity designated by Grantor and approved by Beneficiary in its sole discretion. Such successor entity shall execute an assumption agreement in form and substance satisfactory to Beneficiary in its sole discretion pursuant to which it shall assume Grantor's obligations under the Note or, in the event of a partial Defeasance, the Defeased Note and the Defeasance Security Agreement. As conditions to such assignment and assumption, Grantor shall (x) deliver to Beneficiary an opinion of counsel in form and substance and delivered by counsel satisfactory to Beneficiary in its sole discretion stating, among other things, that such assumption agreement and, in the event of a partial Defeasance, the Defeased Note, are enforceable against Grantor in accordance with their respective terms and that such assumption agreement, under the Note or, in the event of a partial Defeasance, under the Defeased Note, the Defeasance Security Agreement and the other Loan Documents, as so assumed, are enforceable against such successor entity in accordance with their respective terms, and (y) pay all costs and expenses incurred by Beneficiary or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed transferee and the preparation of the assumption agreement and related documentation). Upon such assumption, Grantor shall be relieved of its obligations
                       (a) in the event of total Defeasance, under the Note, the other Loan Documents and the Defeasance Security Agreement and (b) in the event of a partial Defeasance, under the Defeased Note and the Defeasance Security Agreement.

          Upon compliance with the requirements of this Section 12.5, the
                                                        ------------
     Mortgaged Property shall be released from the lien of this Deed of Trust and the other Loan Documents, and the balance of the Mortgaged Property, if any, shall constitute collateral which shall secure the Note and all other obligations under the Loan Documents. Beneficiary will, at Grantor's expense, execute and deliver any agreements reasonably requested by Grantor to release the lien this Deed of Trust from the Mortgaged Property, or the Release Parcels as applicable

          12.6.  Optional Prepayment Date Provisions.  INTENTIONALLY DELETED.
                 -----------------------------------

                                 ARTICLE XIII.
                              SECURITY PROVISIONS
                              -------------------

          13.1.  Security Interest.  This Deed of Trust is also intended to
                 -----------------
encumber and create a security interest in, and Grantor hereby grants to Beneficiary a security interest in, all sums on deposit with Beneficiary pursuant to the provisions of Section 1.2, Section 5.1, and Section 5.2 hereof
                              -----------  -----------      -----------
or any other Section hereof or of any other Loan Document and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Mortgaged Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether
                                                         ----------
or not the same shall be attached to the Premises or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Premises and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Grantor shall, from time to time upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may reasonably require. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Premises or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents. All of the Collateral shall be kept at the location of the Premises except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

          13.2.  Security Agreement.  This Deed of Trust constitutes a security
                 ------------------
agreement between Grantor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Grantor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office, such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. To the extent specifically provided herein, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Mortgaged Property, and Grantor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Grantor agrees to furnish Beneficiary in writing with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Grantor thirty (30) days prior to the effective date of any such change. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. Beneficiary shall have the right to enter upon the Premises and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Grantor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Premises, or at a place which is mutually agreed upon or, if no such place is agreed upon, at a place reasonably designated by Beneficiary to be reasonably convenient to Beneficiary and Grantor. If notice is required by law, Beneficiary shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property, or adjournments thereof, or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with a foreclosure sale as provided in Section 15.1(e) hereof upon giving the same notice with respect to the sale
   ---------------
of the Mortgaged Property hereunder as is required under said Section 15.1(e).
                                                              ---------------

          The name and principal place of business of Grantor (as Debtor under any applicable Uniform Commercial Code) are:

                 DMG OREGON ALC, INC.
                 9955 S.E. Washington
                 Suite 303
                 Portland, Oregon 97216

          13.3.  Secured Indebtedness.  It is understood and agreed that this
                 --------------------
Deed of Trust shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Beneficiary to or for the benefit of Grantor from time to time under this Deed of Trust or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Beneficiary, or otherwise, made for any purpose, within twenty
(20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Deed of Trust and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Deed of Trust.

                                 ARTICLE XIV.
                                    DEFAULT
                                    -------

          14.1.  Events of Default.  The occurrence of any of the following
                 -----------------
events shall be an "Event of Default" hereunder:

          (a) Grantor fails to timely make payments of principal or interest as stipulated in the Note and any such payment is not made within ten (10) days of the date such payment is due (provided that no grace period is provided for the payment of principal and interest due on the Maturity Date).

          (b)    Grantor fails to provide insurance as required by Section 2.1
                                                                   -----------
hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 4.1, Section 6.3 or Section 10.4 hereof.
                       -----------  -----------    ------------

          (c) Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein, other than those otherwise described in this Section 14.1, and, to the extent such failure or default is
                  ------------
susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Grantor;

provided, however, that if such default is susceptible of cure but such cure
- --------  -------
cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

          (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Beneficiary by Grantor, by any principal, general partner, manager or member in Grantor, or by any Indemnitor is determined by Beneficiary to have been false or misleading in any material respect at the time made.

          (e) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

          (f) Grantor, any principal, general partner or managing member in Grantor or any Indemnitor becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or files a petition in bankruptcy, or is voluntarily adjudicated insolvent or bankrupt or admits in writing the inability to pay its debts as they mature, or petitions or applies to any tribunal for or consents to or fails to contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal, general partner or managing member of Grantor or for any Indemnitor or for a substantial part of the assets of Grantor, of any such principal, general partner or managing member of Grantor or of any Indemnitor, or commences any case, proceeding or other action under any bankruptcy, insolvency, reorganization, arrangement, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect.

          (g) A petition is filed or any case, proceeding or other action is commenced against Grantor, against any principal, general partner or managing member of Grantor or against any Indemnitor seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Grantor, against any principal, general partner or managing member of Grantor or against any Indemnitor, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Grantor, of any such principal, general partner or managing member of Grantor or of any Indemnitor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal, general partner or managing member of Grantor or for any Indemnitor, or for any substantial part of any of the properties of Grantor, of any such principal, general partner or managing member of Grantor or of any Indemnitor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree is not dismissed within sixty (60) days after being commenced.

          (h) The Mortgaged Property or any part thereof is taken on execution or other process of law in any action against Grantor.

          (i)  Grantor abandons all or a portion of the Mortgaged Property.

          (j) The holder of any lien or security interest on the Mortgaged Property (without implying the consent of Beneficiary to the existence or creation of any such lien or security interest other than in connection with A/R Financing permitted pursuant to the terms of Section 10.5), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (k) The Mortgaged Property, or any part thereof, is subjected to waste or to removal, demolition or material alteration so that the value of the Mortgaged Property is materially diminished thereby and Beneficiary determines that it is not adequately protected from any loss, damage or risk associated therewith.

          (l) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, any of its principals, any general partner or any managing member.

          (m) The business conducted by Grantor or operation of the Mortgaged Property is in imminent danger of being suspended as a result of any violation of any state, local or federal rule, law or regulation.

                                  ARTICLE XV.
                                   REMEDIES
                                   --------

          15.1.  Remedies Available.  If there shall occur an Event of Default
                 ------------------
under this Deed of Trust, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise (including, without limitation, the Trustee), to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

          (a) Acceleration. Accelerate the maturity date of the Note and declare any or all of the Debt to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

          (b) Entry on the Mortgaged Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary's judgment to complete any unfinished construction on the Premises, to preserve the value, marketability or rentability of the Mortgaged Property, to increase the income therefrom, to manage and operate the Mortgaged Property or to protect the security hereof, and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Debt.

          (c) Collect Rents and Profits. With or without taking possession of the Mortgaged Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

          (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Mortgaged Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Mortgaged Property for the repayment of the Debt or the solvency of Grantor or any person or persons liable for the payment of the Debt, and Grantor does hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agree not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive

Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Mortgaged Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 15.3 below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the Debt or until title to the Mortgaged Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

          (e) Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions with respect to any of the Debt, pursuant to the statutes in such case made and provided, and sell the Mortgaged Property or cause the Mortgaged Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary. In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, reasonable attorneys' fees and costs, shall be paid by Grantor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt. The Debt and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys' fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Beneficiary or its assigns may become the purchaser of the Mortgaged Property or any part thereof.

          (f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by or on behalf of Beneficiary, upon written request of Beneficiary, to enforce the payment of the Debt or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of Beneficiary.

          (g)  Sale of Property.

          (i) Trustee, at the request of Beneficiary, shall have the power to sell the Mortgaged Property or any part thereof at public auction, in such manner, at such time, and place, upon such terms and conditions, and upon five (5) days notice to Grantor and such public notice as Beneficiary may deem best for the interest of Beneficiary or as may be required or permitted by applicable law, consisting of advertisement in a newspaper of general circulation in the jurisdiction and for such period as applicable law may require and at such other times and by such other methods, if any, as may be required by law to convey the Mortgaged Property in fee simple by trustee's deed with special warranty of title to and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied as provided in Section 3.2 hereof. Beneficiary, Trustee and any receiver or custodian of the Mortgaged Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

          (ii) Beneficiary and Trustee, as applicable, may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable law, Beneficiary or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (iii) Upon the completion of any sale or sales ordered by Beneficiary and made by Trustee under or by virtue of this paragraph, Beneficiary or Trustee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact for Grantor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Beneficiary, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgment of Beneficiary, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue or this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the property and rights so sold, and shall, to the fullest extent permitted under law, be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any party thereof, from, through or under Grantor.

          (iv) In the event of any sale made under or by virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Debt relative to the Mortgaged Property, immediately thereupon shall, anything in the Note, this Deed of Trust or any other of the Loan Documents to the contrary notwithstanding, become due and payable.

          (v) Upon any sale under or by virtue of this Deed of Trust (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting the Debt to and against the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

          (vi) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Mortgaged Property or any part thereof or upon any other property of Grantor shall release the lien of this Deed of Trust upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired until the entire Debt is paid in full.

          (h) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

          15.2. Application of Proceeds. To the fullest extent permitted by
                -----------------------
law, the proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

          (a) To payment of the reasonable costs, expenses and fees of taking possession of the Mortgaged Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's rights and remedies hereunder and under the other Loan Documents, including, but not limited to, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

          (b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

          (c) To payment of the Debt and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

          (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

          15.3. Right and Authority of Receiver or Beneficiary in the Event of
                --------------------------------------------------------------
Default; Power of Attorney. Upon the occurrence of an Event of Default, and
- --------------------------
entry upon the Mortgaged Property pursuant to Section 15.1(b) hereof or
                                              ---------------
appointment of a receiver pursuant to Section 15.1(d) hereof, and under such
                                      ---------------
terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary's or the receiver's sole discretion, all at Grantor's expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Mortgaged Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Mortgaged Property; (c) exclude Grantor and its agents, servants and employees wholly from the Mortgaged Property; (d) manage and operate the Mortgaged Property; (e) preserve and maintain the Mortgaged Property; (f) make repairs and alterations to the Mortgaged Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Mortgaged Property in such condition as will, in Beneficiary's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Mortgaged Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Mortgaged Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers granted herein and in the other Loan Documents; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Grantor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Mortgaged Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Grantor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (r) do any acts which Beneficiary or the receiver in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary or the receiver may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any Tenant, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any lease, contract, concession, license or other agreement to Beneficiary without proof of the Event of Default relied upon. Any such Tenant or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Grantor hereby irrevocably constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Mortgaged Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently. Any money advanced by Beneficiary in connection with any action taken under this Section 15.3, together with
                                               ------------
interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Grantor, shall be a demand obligation owing by Grantor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing all or any portion of the Debt.

          15.4.  Occupancy After Foreclosure. In the event there is a
                 ---------------------------
foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the Mortgaged Property by, through or under Grantor (except Tenants under Leases entered into prior to the date hereof), are occupying or using the Mortgaged Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the higher of either (i) any rate provided in a lease then in effect with Grantor or, if none exists, then (ii) the value of the Mortgaged Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Mortgaged Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Mortgaged Property in the appropriate court of the county in which the Premises is located.

          15.5.  Notice to Account Debtors. Beneficiary may, at any time after
                 -------------------------
an Event of Default, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Grantor included in the Mortgaged Property to pay Beneficiary directly. Grantor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

          15.6.  Cumulative Remedies. All remedies contained in this Deed of
                 -------------------
Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise.

          15.7.  Payment of Expenses. Grantor shall pay on demand all of
                 -------------------
Beneficiary's expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Grantor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Debt.

          15.8.  Grantor's Waivers. To the full extent permitted by law,
                 -----------------
Grantor agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the Debt prior to any sale of the Mortgaged Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Mortgaged Property so sold. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel:
(a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Debt (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshaling of the assets of Grantor, including the Mortgaged Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Mortgaged Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Mortgaged Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Mortgaged Property, for the collection of the Debt without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the Debt out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Furthermore, Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the Debt to the fullest extent permitted by law. Grantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C.
(S)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

          15.9.  Submission to Jurisdiction; Waiver of Jury Trial.
                 ------------------------------------------------

          (a) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL,
(i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PREMISES IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS,
(ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY IN WHICH THE PREMISES IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

          (b) EACH OF GRANTOR AND BENEFICIARY BY ITS ACCEPTANCE OF THIS DEED OF TRUST, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE DEBT OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR GRANTOR, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR GRANTOR, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GRANTOR HEREBY CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID TO GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED HEREINABOVE.

                                 ARTICLE XVI.
                      MISCELLANEOUS TERMS AND CONDITIONS
                      ----------------------------------

          16.1.  Time of Essence. Time is of the essence with respect to all
                 ---------------
provisions of this Deed of Trust.

          16.2.  Release of Deed of Trust. If all of the Debt be paid, then and
                 ------------------------
in that event only, all rights under this Deed of Trust, except for those provisions hereof which by their terms survive, shall terminate and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Beneficiary in due form at Grantor's cost.

          16.3.  Notices. All notices, demands, requests or other
                 -------
communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Deed of Trust or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or three (3) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

          16.4.  Successors and Assigns; Joint and Several Liability. The
                 ---------------------------------------------------
terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest of Grantor in and to all or any part of the Mortgaged Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. The term "Beneficiary" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the Debt. If more than one person or entity is the "Grantor" hereunder, each is jointly and severally liable to perform the obligations of Grantor hereunder and all representations, warranties, covenants and agreements made by Grantor hereunder are joint and several.

          16.5.  Severability. A determination that any provision of this Deed
                 ------------
of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          16.6.  Gender. Within this Deed of Trust, words of any gender shall
                 ------
be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

          16.7.  Waiver; Discontinuance of Proceedings. Beneficiary may waive
                 -------------------------------------
any single Event of Default by Grantor hereunder without waiving any other prior or subsequent Event of Default. No waiver of an Event of Default shall be valid for any purpose hereunder unless given in writing by Beneficiary. Beneficiary may cure any Event of Default by Grantor hereunder without waiving the Event of Default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any Event of Default by Grantor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of an Event of Default. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Debt, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.

          16.8.  Section Headings. The headings of the sections and paragraphs
                 ----------------
of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

          16.9.  Governing Law. THIS DEED OF TRUST WILL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES.

          16.10. Counting of Days. The term "days" when used herein shall mean
                 ----------------
calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Premises is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday,

Monday through Friday, except a legal holiday or a day on which banking institutions in the state in which the Premises are located and in New York, New York are authorized by law to be closed.

          16.11.  Relationship of the Parties. The relationship between Grantor
                  ---------------------------
and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

          16.12.  Unsecured Portion of Indebtedness. If any part of the Debt
                  ---------------------------------
cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

          16.13.  Cross Default. An Event of Default hereunder shall be a
                  -------------
default under each of the other Loan Documents.

          16.14.  Inconsistency with Other Loan Documents. In the event of any
                  ---------------------------------------
inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions of the Note shall control over the provisions of this Deed of Trust, and that the provisions of this Deed of Trust shall control over the provisions of the Assignment of Leases and Rents and Profits, the Environmental Indemnity Agreement and the other Loan Documents.

          16.15.  No Merger. It is the desire and intention of the parties
                  ---------
hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Mortgaged Property.

          16.16.  Rights With Respect to Junior Encumbrances. Without implying
                  ------------------------------------------
that any person or entity has the right to do so, any person or entity purporting to have or to take a junior Deed of Trust or other lien upon the Mortgaged Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, and to extend the maturity date of the Debt, and to increase the amount of the Debt, and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the Debt, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

          16.17.  Beneficiary May File Proofs of Claim. In the case of any
                  ------------------------------------
receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals, general partners or managing members in Grantor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire Debt at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

          16.18.  Fixture Filing. This Deed of Trust shall be effective from
                  --------------
the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the real estate records of the county where the Premises is situated. The Mortgaged Property are or are to become fixtures. The address of the Beneficiary from whom information concerning the security interest in the Mortgaged Property may be obtained is as set forth on page 1 of this Deed of Trust.

          16.19.  Counterparts. This Deed of Trust may be executed in any
                  ------------
number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if the signatory(s) hereto had signed the same signature page.

          16.20.  Recording and Filing. Grantor will cause the Loan Documents
                  --------------------
and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Mortgaged Property.

          16.21.  Entire Agreement and Modifications. This Deed of Trust and
                  ----------------------------------
the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.

          16.22.  Maximum Interest. The provisions of this Deed of Trust and of
                  ----------------
all agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount charged, contracted for, received, paid, or agreed to be paid ("Interest") to Beneficiary
                                                       --------
for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be performed or fulfilled
                      ---- -----
shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or, at the option of Beneficiary, be paid over to Grantor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This Section will control all agreements between Grantor and Beneficiary.

          16.23.  Certain Matters Relating to Mortgaged Property Located in the
                  -------------------------------------------------------------
State of Oregon. With respect to the Mortgaged Property which is located in the
- ---------------
State of Oregon notwithstanding anything contained herein to the contrary:

          (a)  Forced Insurance Notice. WARNING: UNLESS GRANTOR PROVIDES
               -----------------------
BENEFICIARY WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED BY THE LOAN DOCUMENTS, THE BENEFICIARY MAY PURCHASE INSURANCE AT GRANTOR'S EXPENSE TO PROTECT BENEFICIARY'S INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT GRANTOR'S INTEREST. IF THE COLLATERAL BECOMES DAMAGED, THE COVERAGE BENEFICIARY PURCHASES MAY NOT PAY ANY CLAIM GRANTOR MAKES OR ANY CLAIM MADE AGAINST GRANTOR GRANTOR MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT GRANTOR HAS OBTAINED PROPERTY COVERAGE ELSEWHERE.

          GRANTOR IS RESPONSIBLE FOR THE COST OF ANY INSURANCE PURCHASED BY BENEFICIARY. THE COST OF THIS INSURANCE MAY BE ADDED TO THE LOAN BALANCE. IF THIS COST IS ADDED TO THE LOAN BALANCE, THE INTEREST RATE PAYABLE UNDER THE UNDERLYING LOAN WILL APPLY TO THE ADDED AMOUNT. THE EFFECTIVE DATE OF THE COVERAGE MAY BE THE DATE GRANTOR'S PRIOR COVERAGE LAPSED OR THE DATE GRANTOR FAILED TO PROVIDE PROOF OF COVERAGE.

          THE COVERAGE BENEFICIARY PURCHASES MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE GRANTOR CAN OBTAIN ON GRANTOR'S OWN AND MAY NOT SATISFY ANY NEED FOR PROPERTY DAMAGE COVERAGE OR ANY MANDATORY LIABILITY INSURANCE REQUIREMENTS IMPOSED BY APPLICABLE LAW.

          (b)  No Oral Commitments Notice. UNDER OREGON LAW, MOST AGREEMENTS,
               --------------------------
PROMISES AND COMMITMENTS MADE BY BENEFICIARY AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE GRANTOR'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

                                 ARTICLE XVII.
                            CONCERNING THE TRUSTEE
                            ----------------------

          17.1.  Certain Rights. With the approval of Beneficiary, Trustee
                 --------------
shall have the right to take any and all of the following actions: (i) to select, employ and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (iii) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

          17.2.  Retention of Money. All moneys received by Trustee shall,
                 ------------------
until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from any other moneys of Trustee.

          17.3.  Successor Trustees. Trustee may resign by the giving of notice
                 ------------------
of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary, in Beneficiary's sole discretion and with or without cause, shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed on its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his or her successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law. Any prior election to act jointly or severally shall not prevent either or both of such multiple substitute Trustees from subsequently executing, jointly or severally, any or all of the provisions hereof.

          17.4.  Perfection of Appointment. Should any deed, conveyance, or
                 -------------------------
instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

          17.5.  Succession Instruments. Any substitute trustee appointed
                 ----------------------
pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee's place.

          17.6.  No Representation by Trustee or Beneficiary. By accepting or
                 -------------------------------------------
approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

            [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Grantor has executed this Deed of Trust on the day and year first written above.

                                   GRANTOR:
                                   -------


                                   DMG OREGON ALC, INC.,
                                   a Nevada corporation


                                   By: _____________________
                                   Name:
                                   Title:

STATE OF OREGON        )
                       )      ss.:
COUNTY OF              )

          On this __ day of July, 1998, personally appeared DMG Oregon ALC, Inc., a Nevada corporation, acting herein by, acting herein by _______________________, its ___________________________, duly authorized, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed, and the free act and deed of said corporation, before me.


                              __________________________
                                    Notary Public

                              My commission expires _________________.

                                   EXHIBIT A
                                   ---------

                               Legal Description
                               -----------------

                                  SCHEDULE I
                                  ----------

                         Property Specific Information
                         -----------------------------

          ---------------------------------------------------------------------
                                    Allocated Loan        Replacement
                Premises                Amount              Reserve
          ---------------------------------------------------------------------
          1. Brookings              $2,475,000.00       $  750.00

          2. Talent                 $2,475,000.00       $  750.00

          3. Astoria                $1,650,000.00       $  583.00

          Total                     $6,600,000.00       $2,083.00
          ---------------------------------------------------------------------

                                       67